                                                       Registration No. 33-44290

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                         POST-EFFECTIVE AMENDMENT NO. 8
                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2



                          ----------------------------


                         NATIONWIDE VLI SEPARATE ACCOUNT
                              (EXACT NAME OF TRUST)



                          ----------------------------


                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)


                                 DENNIS W. CLICK

                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          ----------------------------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and Financial Statements.

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 1998 pursuant to paragraph (b) of Rule 485 [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Flexible Premium Variable Life Insurance Policies

Approximate date of proposed offering: Continuously on and after May 1, 1998

[ ]  Check box if it is proposed that this filing will become effective on
     (date) at (time) pursuant to Rule 487.



================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                  CAPTION IN PROSPECTUS
-----------                                  ---------------------

  1........................................Nationwide Life Insurance Company
                                           The Variable Account
  2........................................Nationwide Life Insurance Company
  3........................................Custodian of Assets
  4........................................Distribution of The Policies
  5........................................The Variable Account
  6........................................Not Applicable
  7........................................Not Applicable
  8........................................Not Applicable
  9........................................Legal Proceedings
 10........................................Information About The Policies;
                                           How The Cash Value Varies; Right
                                           to Exchange for a Fixed Benefit
                                           Policy; Reinstatement; Other Policy
                                           Provisions
11.........................................Investments of The Variable
                                           Account
12.........................................The Variable Account
13.........................................Policy Charges
 ...........................................Reinstatement
14.........................................Underwriting and Issuance -
 ...........................................Premium Payments;
 ...........................................Minimum Requirements for
 ...........................................Issuance of a Policy
15.........................................Investments of the Variable
 ...........................................Account; Premium Payments
16.........................................Underwriting and Issuance -
 ...........................................Allocation of Cash Value
17.........................................Surrendering The Policy for Cash
18.........................................Reinvestment
19.........................................Not Applicable
20.........................................Not Applicable
21.........................................Policy Loans
22.........................................Not Applicable
23.........................................Not Applicable
24.........................................Not Applicable
25.........................................Nationwide Life Insurance Company
26.........................................Not Applicable
27.........................................Nationwide Life Insurance Company
28.........................................Company Management
29.........................................Company Management
30.........................................Not Applicable
31.........................................Not Applicable
32.........................................Not Applicable
33.........................................Not Applicable
34.........................................Not Applicable
35.........................................Nationwide Life Insurance Company
36.........................................Not Applicable
37.........................................Not Applicable
38.........................................Distribution of The Policies
39.........................................Distribution of The Policies
40.........................................Not Applicable
41(a)......................................Distribution of The Policies
42.........................................Not Applicable
43.........................................Not Applicable

N-8B-2 ITEM                                 CAPTION IN PROSPECTUS
-----------                                 ---------------------

44.........................................How The Cash Value Varies
45.........................................Not Applicable
46.........................................How The Cash Value Varies
47.........................................Not Applicable
48.........................................Custodian of Assets
49.........................................Not Applicable
50.........................................Not Applicable
51.........................................Summary of The Policies;
 ...........................................Information About The Policies
52.........................................Substitution of Securities
53.........................................Taxation of The Company
54.........................................Not Applicable
55.........................................Not Applicable
56.........................................Not Applicable
57.........................................Not Applicable
58.........................................Not Applicable
59.........................................Financial Statements

                        NATIONWIDE LIFE INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                   ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                   THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT


The life insurance policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. Nationwide Life Insurance Company (the "Company") guarantees to keep the Policy in force during the first three years so long as the Minimum Premium requirement has been met. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account (the "Variable Account") or the Fixed Account to which Cash Values are allocated.


The Policies described in this prospectus, meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").


The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of the following Underlying Mutual Fund options:

               VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST:

        - Asset Allocation Portfolio (formerly "Multiple Strategy Fund")

      - Domestic Income Portfolio (formerly Domestic Strategic Income Fund)

                           - Emerging Growth Portfolio

              - Enterprise Portfolio (formerly "Common Stock Fund")

                            - Global Equity Portfolio

                             - Government Portfolio

                            - Money Market Portfolio

        -Morgan Stanley Real Estate Securities Portfolio (formerly "Real
                            Estate Securities Fund")

The Company guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy Data Pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value.


The Company guarantees to keep the Policy in force during the first three years so long as the Minimum Premium requirement has been met.

This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."


THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Cash Value.

BENEFICIARY- The person to whom the Death Proceeds are paid.

BREAK POINT PREMIUM- The level annual premium at which the sales load is reduced on a current basis.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges and an interest rate of 4%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 95th birthday.

MINIMUM PREMIUM- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount of premiums that must be paid during the first three Policy Years to guarantee the Policy remains in force.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.

NET ASSET VALUE- The worth of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. It is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and dividing the results by the number of shares outstanding.

NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account, or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The Portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER- The person designated in the Policy application as the Owner. In the State of New York, the variable life insurance Policies offered by the Company are offered as "Certificates" for "Certificate Owners" under a group contract rather than individual Policies. The provisions of both these Certificates and the Policies are essentially the same and references to the provisions of Policies and rights of Policy Owners in this prospectus include Certificates and Certificate Owners.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page.

SPECIFIED AMOUNT- A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.


SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.


SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered.


UNDERLYING MUTUAL FUND- A registered open-end management investment company in which the assets of the Sub-Accounts will be invested.

VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business or any other day during which there is a sufficient degree of trading of Underlying Mutual Fund Shares that the current Cash Value might be materially affected.


VALUATION PERIOD- A period commencing with the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- A separate investment account of the Company.

                                TABLE OF CONTENTS


GLOSSARY OF TERMS.......................................................5
SUMMARY OF THE POLICIES.................................................9
         Variable Life Insurance........................................9
         The Variable Account and its Sub-Accounts......................9
         The Fixed Account..............................................9
         Deductions and Charges.........................................9
         Premiums......................................................10
NATIONWIDE LIFE INSURANCE COMPANY......................................11
THE VARIABLE ACCOUNT...................................................11
         Investments of the Variable Account...........................11
         Van Kampen American Capital Life Investment Trust.............12
         Reinvestment..................................................13
         Transfers.....................................................13
         Dollar Cost Averaging.........................................14
         Substitution of Securities....................................14
         Voting Rights.................................................14
INFORMATION ABOUT THE POLICIES.........................................14
         Underwriting and Issuance.....................................14
         Minimum Requirements for Issuance of a Policy.................14
         Premium Payments..............................................15
         Allocation of Cash Value......................................15
         Short-Term Right to Cancel Policy.............................15
POLICY CHARGES.........................................................15
         Deductions from Premiums......................................15
         Surrender Charges.............................................16
         Reductions to Surrender Charges...............................17
         Deductions from Cash Value....................................17
         Monthly Cost of Insurance.....................................17
         Monthly Administrative Charge.................................18
         Increase Charge...............................................18
         Deductions from the Sub-Accounts..............................18
         Expenses of the Underlying Mutual Funds.......................18
HOW THE CASH VALUE VARIES..............................................19
         How the Investment Experience is Determined...................19
         Net Investment Factor.........................................19
         Determining the Cash Value....................................20
         Valuation Date and Valuation Period...........................20
SURRENDERING THE POLICY FOR CASH.......................................20
         Right to Surrender............................................20
         Cash Surrender Value..........................................20
         Partial Surrenders............................................21
         Maturity Proceeds.............................................21
         Income Tax Withholding........................................21
POLICY LOANS...........................................................21
         Taking a Policy Loan..........................................21
         Effect on Investment Performance..............................22
         Interest......................................................22
         Effect on Death Benefit and Cash Value........................22
         Repayment.....................................................22
HOW THE DEATH BENEFIT VARIES...........................................23
         Calculation of the Death Benefit..............................23
         Proceeds Payable on Death.....................................23
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY...........................23
CHANGES OF INVESTMENT POLICY...........................................24
GRACE PERIOD...........................................................24
         First Three Policy Years......................................24

         Policy Years Four and After...................................24
         All Policy Years..............................................24
REINSTATEMENT..........................................................24
THE FIXED ACCOUNT OPTION...............................................25
CHANGES IN EXISTING INSURANCE COVERAGE.................................25
         Specified Amount Increases....................................25
         Specified Amount Decreases....................................26
         Changes in the Death Benefit Option...........................26
OTHER POLICY PROVISIONS................................................26
         Policy Owner..................................................26
         Beneficiary...................................................26
         Assignment....................................................26
         Incontestability..............................................27
         Error in Age or Sex...........................................27
         Suicide.......................................................27
         Nonparticipating Policies.....................................27
LEGAL CONSIDERATIONS...................................................27
DISTRIBUTION OF THE POLICIES...........................................27
CUSTODIAN OF ASSETS....................................................27
TAX MATTERS............................................................27
         Policy Proceeds...............................................27
         Withholding...................................................28
         Federal Estate and Generation-Skipping Transfer Taxes.........28
         Non-Resident Aliens...........................................29
         Taxation of the Company.......................................29
         Tax Changes...................................................29
THE COMPANY............................................................30
COMPANY MANAGEMENT.....................................................30
         Directors of the Company......................................31
         Executive Officers of the Company.............................32
OTHER CONTRACTS ISSUED BY THE COMPANY..................................33
STATE REGULATION.......................................................33
REPORTS TO POLICY OWNERS...............................................33
YEAR 2000 COMPLIANCE ISSUES............................................33
LEGAL PROCEEDINGS......................................................33
ADVERTISING............................................................33
EXPERTS................................................................34
REGISTRATION STATEMENT.................................................34
LEGAL OPINIONS.........................................................34
APPENDIX 1.............................................................35
APPENDIX 2.............................................................37
FINANCIAL STATEMENTS...................................................54


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE


The variable life insurance Policies offered by the Company are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Policy Owner pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. The Company guarantees to keep the Policy in force during the first three years so long as certain requirements are met (see "Underwriting and Issuance").


Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner chooses the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Policy's Net Premiums not allocated to the Fixed Account will be placed in the Van Kampen American Capital Life Investment Trust Money Market Portfolio until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Term Right to Cancel Policy). Assets of each Sub-Account are invested at Net Asset Value in shares of a corresponding Underlying Mutual Fund option(s). For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account".


THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES


The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Fund options.


The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. On a current basis, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual Break Point Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance; plus

       2. monthly cost of any additional benefits provided by riders to the Policy; plus

       3. an administrative expense charge. This charge is $12.50 per month in the first year and $5 per month in renewal years. The charges may be increased at the sole discretion of the Company but may not exceed $25 per month in the first year and $7.50 per month in renewal years; plus


       4. an increase charge per $1000 applied to any increase in the Specified Amount. The increase charge is $2.04 per year per $1000 and is shown on the Policy Data Page. This charge is designed to cover the costs associated with increasing the Specified

              Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Day for the first 12 months after the increase becomes effective.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples).


                    Initial Specified Amount $50,000-$99,999


      ISSUE AGE                 MALE                  FEMALE                  MALE                 FEMALE
         AGE                 NON-TOBACCO            NON-TOBACCO             STANDARD              STANDARD
         ---                 -----------            -----------             --------              --------

          25                   $7.776                 $7.521                 $8.369                $7.818
          35                    8.817                  8.398                  9.811                 8.891
          45                   12.191                 11.396                 13.887                12.169
          55                   15.636                 14.011                 18.415                15.116
          65                   22.295                 19.086                 26.577                20.641

                       Initial Specified Amount $100,000+

      ISSUE AGE                 MALE                  FEMALE                  MALE                 FEMALE
         AGE                 NON-TOBACCO            NON-TOBACCO             STANDARD              STANDARD
         ---                 -----------            -----------             --------              --------

          25                   $5.776                 $5.521                 $6.369                $5.818
          35                    6.817                  6.398                  7.811                 6.891
          45                    9.691                  8.896                 11.387                 9.669
          55                   13.136                 11.511                 15.915                12.616
          65                   21.295                 18.086                 25.577                19.641


Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund (see "Expenses of the Underlying Mutual Funds").


PREMIUMS

The minimum Initial Premium for which a Policy may be issued is equal to three minimum monthly premiums. A Policy may be issued to an Insured up to age 80.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short-Term Right to Cancel Policy").


The Initial Premium is due on the Policy Date. It will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy Data Page.


Premiums, other than the Initial Premium may be made at any time while your Policy is in force subject to the limits described below. During the first three Policy Years, the total premium payments less any Policy Indebtedness, less any partial surrenders, and less any partial surrender fee must be greater than or equal to the Minimum Premium requirement in order to guarantee the Policy remain in force.


The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page. We will send Scheduled Premium payment reminder notices to you. We will send them according to the premium mode shown on the Policy Data Page.

You may pay the Initial Premium to the Home Office or to an authorized agent. All premiums after the first are payable at the Home Office. Premium receipts will be furnished upon request. Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. Where permitted by state law, we may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.


                        NATIONWIDE LIFE INSURANCE COMPANY


The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico. The Contracts are distributed by the General Distributor, Van Kampen American Capital Distributors, Inc.


                              THE VARIABLE ACCOUNT


The Variable Account was established by a resolution of the Company's Board of Directors, on August 8, 1984, pursuant to Ohio law. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of the management of the Variable Account or the Company by the SEC.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The Death Benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").


Net Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts (see "Tax Matters"). The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Funds designated by the Policy Owner.


INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Van Kampen American Capital Life Investment Trust Money Market Portfolio ("Money Market Portfolio"). At the end of this period, the Cash Value in that Sub-Account will be transferred to the Sub-Accounts based on the Underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to the terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy"). Additional Premium Payments, upon acceptance, will be allocated to the Money Market Portfolio unless the Policy Owner specifies otherwise (see "Premium Payments").

Each of the Underlying Mutual Fund options receives investment advice from Van Kampen American Capital Asset Management, Inc., (the "Advisor") which is paid fees for its services by the Underlying Mutual Funds.

The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Policy purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. These Underlying Mutual Fund options are available only to serve as the underlying investment vehicle for variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


The Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares are offered in separate Portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the Portfolio's investment adviser.

       ASSET ALLOCATION PORTFOLIO
       The investment objective of this Portfolio is to seek a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, intermediate and long-term debt and money market securities. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. The Advisor may vary the composition of the Portfolio from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security.

       DOMESTIC INCOME PORTFOLIO
       The investment objective of this Portfolio is to seek current income as its primary objective. Capital appreciation is a secondary objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. Lower rated securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

       EMERGING GROWTH PORTFOLIO
       The investment objective of this Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Advisor to be emerging growth companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations.

       ENTERPRISE PORTFOLIO
       The investment objective of this Portfolio is to seek capital appreciation by investing securities believed by the Advisor to have above average appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

       GLOBAL EQUITY PORTFOLIO
       The investment objective of this Portfolio is to seek long term capital growth through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Portfolio's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities.

       GOVERNMENT PORTFOLIO
       The investment objective of this Portfolio is to provide investors with a high current return consistent with preservation of capital. The Portfolio invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Portfolio may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

       MONEY MARKET PORTFOLIO

       The investment objective of this Portfolio is to seek a high level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

       MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
       The investment objective of this Portfolio is to seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Portfolio will achieve its investment objective.



REINVESTMENT


The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

TRANSFERS

After the first Policy Anniversary, the Policy Owner may annually transfer a portion of the value of the Variable Account to the Fixed Account, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value. The Policy Owner's Cash Value in each Sub-Account will be determined as of the date the transfer request is received at the Home Office in good order.


The Policy Owner may transfer a portion of the value of the Fixed Account to the Variable Account once each Policy Year, without penalty or adjustment. The Policy Owner may request a transfer of up to 100% of the Cash Value in the Fixed Account to the Variable Account. The Company reserves the right to restrict the amount of such transfers to 25% of the Cash Value in the Fixed Account.


Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Policy Owners automatically without the Policy Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; or providing written confirmation thereof to both the Policy Owner and any agent of record, at the last address of record; or other procedures as the Company may deem reasonable. Although failure the Company's to follow reasonable procedures may result in the Company's liability for any losses to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Policy Owner. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to the Policy Owners.


Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

DOLLAR COST AVERAGING


If the Contract Value is $15,000 or more, the Policy Owner may direct the Company to automatically transfer amounts from the Money Market Portfolio, or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves a right to assess a processing fee for this service.


SUBSTITUTION OF SECURITIES


If shares of the Underlying Mutual Fund options are no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Fund shares is inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another Underlying Mutual Fund for other Underlying Mutual Fund shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the SEC.


VOTING RIGHTS


Voting rights under the Policies apply only with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation should changes, permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has the voting interest under a Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each respective Sub-Account by the Net Asset Value of the Underlying Mutual Fund corresponding to the Sub-Account. The number of shares which may be voted will be determined as of a date chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Funds, proxy material and a form with which to give voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Policies participating in the Variable Account.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underyling Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000 ($100,000 in Pennsylvania). Policies may be issued to Insureds with issue ages 80 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

PREMIUM PAYMENTS

The Initial Premium for a Policy is payable in full at the Home Office. Upon payment of an initial premium, temporary insurance may be provided, subject to maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living.


Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first three Policy Years, the total premium payments less any Policy Indebtedness, less any partial surrenders, and less any partial surrender fee must be greater than or equal to the Minimum Premium requirement in order to guarantee the Policy remains in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.


Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").

ALLOCATION OF CASH VALUE


At the time a Policy is issued, its Cash Value will be based on the Money Market Portfolio value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date such premium was received in good order by the Company. When the Policy is issued, the Net Premiums will be allocated to the Money Market Portfolio (for any Net Premiums allocated to any other Sub-Account on the application) or the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

SHORT-TERM RIGHT TO CANCEL POLICY


A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness as prescribed by the state in which the Policy was issued within seven days after it receives the Policy.


                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment (the Company may reduce this sales load at its discretion). On a current basis, the sales load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual Break Point Premium. The total sales load actually deducted from any Policy will be equal to the sum of this front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered. The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives. The Company does not expect to make a profit from this charge.


SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The maximum initial Surrender Charge varies by issue age, sex, Specified Amount and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the maximum initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples).


                           INITIAL SPECIFIED AMOUNT $50,000-$99,999
      ISSUE               MALE                FEMALE                MALE                FEMALE
       AGE            NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
       ---            -----------          -----------            --------             --------

       25                $7.776               $7.521               $8.369               $7.818
       35                 8.817                8.398                9.811                8.891
       45                12.191               11.396               13.887               12.169
       55                15.636               14.011               18.415               15.116
       65                22.295               19.086               26.577               20.641

                           INITIAL SPECIFIED AMOUNT $100,000+
      ISSUE               MALE                FEMALE                MALE                FEMALE
       AGE            NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
       ---            -----------          -----------            --------             --------

       25                $5.776               $5.521               $6.369               $5.818
       35                 6.817                6.398                7.811                6.891
       45                 9.691                8.896               11.387                9.669
       55                13.136               11.511               15.915               12.616
       65                21.295               18.086               25.577               19.641

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:

                                    CHARGE PER $1,000 OF
                                  INITIAL SPECIFIED AMOUNT
                       ISSUE         SPECIFIED AMOUNTS       SPECIFIED AMOUNTS
                        AGE         LESS THAN $100,000        $100,000 OR MORE
                        ---         ------------------        ----------------

                        0-35               $6.00                   $4.00
                       36-55                7.50                    5.00
                       56-80                7.50                    6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. In no event will this component exceed 26 1/2% of the lesser of the Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales surrender charge component is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

REDUCTIONS TO SURRENDER CHARGES

The Surrender Charges are reduced in subsequent Policy Years in the following manner:


                       SURRENDER CHARGE                           SURRENDER CHARGE
    COMPLETED         AS A % OF INITIAL         COMPLETED         AS A % OF INITIAL
  POLICY YEARS        SURRENDER CHARGES        POLICY YEARS       SURRENDER CHARGES

        0                    100%                    5                    60%
        1                    100%                    6                    50%
        2                     90%                    7                    40%
        3                     80%                    8                    30%
        4                     70%                    9+                    0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance charges; plus

       2.     monthly cost of any additional benefits provided by riders; plus

       3.     monthly administrative expense charge; plus

       4. the increase charge per $1000 applied to any increase in the Specified Amount (see "Specified Amount Increases"). The increase charge is $2.04 per year per $1000 and is shown on the Policy Data Page. This charge is designed to cover the costs associated with increasing the Specified Amount (see "Policy Charges"). This charge will be deducted on each Monthly Anniversary Day for the first 12 months after the increase becomes effective.


These deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.


MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.


If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it will then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.


Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on Specified Amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on Specified Amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for Specified Amounts less than $100,000 are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Non Medical" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Non Medical basis, actual rates will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $12.50 per month in the first year, $5 per month in renewal years. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $25 per month in the first year, and $7.50 per month in renewal years.

INCREASE CHARGE

The Increase Charge is comprised of two components: (1) an underwriting and administration charge; and (2) a sales charge (see "Specified Amount Increases"). The underwriting and administration charge is $1.50 per year per $1000. This charge is to cover the cost of underwriting the increases and any processing expenses. The Company does not expect to profit from this charge. The sales charge is equal to .54 per year per $1000 and reimburses the Company for expenses incurred in distribution.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the Mortality and Expense Charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policies, the Company deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Surrender Charges").


The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that taxes will be incurred.

EXPENSES OF THE UNDERLYING MUTUAL FUNDS

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:




                                   ------------------------------------------------------------------------------------------
                                       MANAGEMENT FEES         OTHER EXPENSES             TOTAL PORTFOLIO EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life            0.50%                  0.10%                            0.60%
Investment Trust Asset Allocation
Portfolio*
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life            0.50%                  0.10%                            0.60%
Investment Trust Domestic Income
Portfolio*
-----------------------------------------------------------------------------------------------------------------------------



                                   ------------------------------------------------------------------------------------------
                                       MANAGEMENT FEES         OTHER EXPENSES             TOTAL PORTFOLIO EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life            0.50%                  0.10%                            0.60%
Investment Trust Enterprise
Portfolio*
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen  American  Capital Life          1.00%                  0.20%                            1.20%
Investment  Trust  Global  Equity-
Portfolio*
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life            0.50%                  0.10%                            0.60%
Investment Trust Government
Portfolio*
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen  American  Capital Life          0.50%                  0.10%                            0.60%
Investment   Trust  Money   Market
Portfolio*
-----------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life            1.00%                  0.07%                            1.07%
Investment Trust-Morgan Stanley
Real Estate Securities Portfolio
-----------------------------------------------------------------------------------------------------------------------------

The Underlying Mutual Portfolio expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12(b)(1) fees. The information relating to the Underlying Mutual fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company. Except as otherwise noted, the Management Fees and Other Expenses are not currently subject to fee waivers or expense reimbursements.

*The investment advisers for the indicated Underlying Mutual Funds have voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement, "Management Fees" and "Other Expenses" would have been 0.50% and 0.21% for Asset Allocation Portfolio, 0.50% and 0.55% for Domestic Income Portfolio, 0.70% and 1.44% for Emerging Growth Portfolio, 0.50% and 0.16% for Enterprise Portfolio, 1.00% and 5.78% for Global Equity Portfolio, 0.50% and 0.24% for Government Portfolio, and 0.50% and 0.48% for Money Market Portfolio.


                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED


The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


NET INVESTMENT FACTOR


The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:


       (a)    is the net of:


              (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; plus

              (2) the per share amount of any dividend or capital gain Distributions made by the Underlying Mutual Fund option held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.


       (b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.


       (c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of .80% of the daily Net Assets of the Variable Account. On each Policy Anniversary beginning with the 10th, the mortality and expense risk charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary.

The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge.


DETERMINING THE CASH VALUE


The Cash Value is the sum of the value of all Accumulation Units and amounts allocated and credited to the Fixed Account. The number of Accumulation Units credited to each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the premium is received by the Company. If part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.


The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION DATE AND VALUATION PERIOD


A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading of the Underlying Mutual Fund shares that the current Variable Account Contract Value might be materially affected. A Valuation Period is the period commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.


                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER


The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. The written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by the federal securities laws and regulations. In some cases, the Company may require additional documentation of a customary nature.


CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS

After the Policy has been in force for one year, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

       1.     the minimum partial surrender is $500;


       2. the partial surrender may not reduce the Specified Amount to less than $50,000;

       3. after the partial surrender, the Cash Surrender Value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

       4. the maximum total partial surrenders in any policy year are limited to 10% of the total premium payments. On a current basis, this requirement is waived in years 15 and beyond provided the Cash Surrender Value is $10,000 or more after the withdrawal; and

       5. after the partial surrender, the Policy continues to qualify as life insurance.

When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of Cash Value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Sub-Accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Sub-Accounts. The Company reserves the right to deduct a $25.00 fee from the partial surrender amount.


Surrender Charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS


The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.


INCOME TAX WITHHOLDING


Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold. If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her own personal tax advisor.


In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the Policy exceeds the employer's interest in the Policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

TAKING A POLICY LOAN


After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Value less Surrender Charge less interest due on the next Policy Anniversary. Maximum policy indebtedness, in Texas, is limited to 90% of the Cash Value in the Sub-Accounts and 100% of the Cash Value in the Fixed Account less Surrender Charge less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $200. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.


Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by the federal securities laws and regulations. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE


When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from the Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


INTEREST

On a current basis, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. The rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on policy loans at any time its sole discretion. The loan interest rate is 6% per year for all Policy loans. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.


Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Underlying Mutual Fund allocation factors in effect at the time of the transfer.


Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT


All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects the Specified Amount.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

       The term "Applicable Percentage" means:

       1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year; and
       2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.


                              APPLICABLE PERCENTAGE OF CASH VALUE TABLE

    Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age          of Cash Value         Age          of Cash Value         Age          of Cash Value
       ---          -------------         ---          -------------         ---          -------------

      0-40              250%               60              130%               80              105%
        41              243%               61              128%               81              105%
        42              236%               62              126%               82              105%
        43              229%               63              124%               83              105%
        44              222%               64              122%               84              105%
        45              215%               65              120%               85              105%
        46              209%               66              119%               86              105%
        47              203%               67              118%               87              105%
        48              197%               68              117%               88              105%
        49              191%               69              116%               89              105%
        50              185%               70              115%               90              105%
        51              178%               71              113%               91              104%
        52              171%               72              111%               92              103%
        53              164%               73              109%               93              102%
        54              157%               74              107%               94              101%
        55              150%               75              105%               95              100%
        56              146%               76              105%
        57              142%               77              105%
        58              138%               78              105%
        59              134%               79              105%

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex" and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY


The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable Nationwide General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of the conversion.


                                  GRACE PERIOD

FIRST THREE POLICY YEARS

This Policy will not lapse during the first three Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

       (1) is the sum of all premiums paid to date minus any Policy Indebtedness, minus any partial surrenders, and minus any partial surrender fee; and

       (2) is the sum of monthly Minimum Premiums required since the Policy Date including the monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2) and the Cash Surrender Value is less than zero, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse without value. In any event the Policy will not lapse as long as there is a positive Cash Surrender Value.

POLICY YEARS FOUR AND AFTER

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current Policy Charges, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current Policy Charges due plus an amount equal to three times the current monthly deduction.

ALL POLICY YEARS

The Company will send a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

       1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

       2.     providing evidence of insurability satisfactory to the Company;

       3. paying an amount of premium equal to the sum of the Minimum Monthly Premiums missed since the beginning of the Grace Period, if the Policy terminated in the first three policy years;

       4. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period if the Policy terminated in the fourth or later policy year;

       5. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

       6. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

       1.     the Cash Value at the end of the Grace Period; or

       2. the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION

A Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets.


Because of exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

       1.     the request must be applied for in writing;
       2.     satisfactory evidence of insurability must be provided;
       3.     the increase must be for a minimum of $10,000;
       4. the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and
       5.     age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES


After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any decrease will reduce insurance in the following order:


       1.     against insurance provided by the most recent increase;
       2.     against the next most recent increases successively; and
       3.     against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

       1.     reduce the Specified Amount to less than $50,000; or
       2.     disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the first Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. Evidence of Insurability is not required for a change from Option 2 to Option 1. The Company reserves the right to require evidence of insurability for a change from Option 1 to Option 2. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS
POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY


The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.


The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.


If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the Death Proceeds will be paid to the Policy Owner or the Policy Owner's estate.


ASSIGNMENT

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit (1) will be multiplied by (2) and then the result added to (3), where:

       (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

       (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

       (3)    is the Cash Value at the time of the Insured's death.

SUICIDE


If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for the additional benefit.


NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS


On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee vs. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this Policy.


                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, Van Kampen American Capital Distributors, Inc..


Gross first year commissions plus any expense allowance payments paid by the Company on the sale of these policies provided by the General Distributor will not exceed 80% of the target Premium plus 4% of any excess premium payments. Gross renewal commissions in years 2-10 paid by the Company will not exceed 4% of actual premium payment, and will not exceed 1% in years 11+.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of distributions unless the Policy Owner is over age 59 1/2 or disabled.


It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner Pursuant to Section 7702 (f) (7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A (c) of the Code.


In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy which does not satisfy the diversification standards will not be treated as life insurance unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Policy Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the Underlying securities and taxed on the earnings of his or her account.

Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.


A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.


WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding which cannot be waived. The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.


FEDERAL ESTATE AND GENERATION - SKIPPING TRANSFER TAXES


The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, for 1998, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the Insured's federal gross estate if (1) the proceeds were payable to or for the benefit of the Insured's estate, or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the owner of a policy, such as the right to borrow on the policy, or the right to name a new beneficiary.


If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, the transfer may be subject to a federal gift tax. In addition, if a Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the Policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the IRS, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability. The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with their counsel or other competent advisors regarding these taxes.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

NON-RESIDENT ALIENS


Predeath distributions from Modified Endowment Contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, for any distribution made after December 31, 1997, the NRA must obtain an Individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and (for distributions after December 31, 1997) a proper Individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that the payment is effectively connected to the recipient's conduct of a trade or business in the United States and that the payment is includable in the recipient's gross income for United States federal income tax purposes. Any distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.


TAXATION OF THE COMPANY


The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, investment income and realized capital gains are automatically applied to increase reserves under the Policies.


The Company does not initially expect to incur any federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account. The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for taxes may be made.

TAX CHANGES


The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its positions on these matters. In addition, state law (which is not discussed herein) may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident or citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other distributions under the Policy. If there is currently a treaty that provides favorable treatment for distributions from the Policy and/or ownership of the Policy, that treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting whether, when, and to what extent any change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company serves as depositor for Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACo Variable Account, Nationwide DC Variable Account, and Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares its Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies listed above have substantially common boards of directors and officers. Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company. Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide Insurance Enterprise. Messrs. McFerson, Gasper, Woodward, Fuellgraf and Weihl and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, a registered broker-dealer affiliated with the Nationwide Insurance Enterprise.

DIRECTORS OF THE COMPANY

DIRECTORS OF THE DEPOSITOR NAME                 POSITIONS AND OFFICERS WITH
AND PRINCIPAL BUSINESS ADDRESS                           DEPOSITOR                        PRINCIPAL OCCUPATION
Lewis J. Alphin                                           Director                  Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                                Director                  Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Keith W. Eckel                                            Director                  Partner, Fred W. Eckel Sons;
1647 Falls Road                                                                     President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                          Director                  Retired General Manager, Lyon County
301 East Marshall Street                                                            Co-operative Oil Company (1)
Marshall, MN 44691

Fred C. Finney                                            Director                  Owner and Operator, Moreland Fruit
1558 West Moreland Road                                                             Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.                                 Director                  Chief Executive Officer, Fuellgraf
600 South Washington Street                                                         Electric Company (1)
Butler, PA 16001

Joseph J. Gasper                          President and Chief Operating Officer     President and Chief Operating Officer,
One Nationwide Plaza                      and Director                              Nationwide Life Insurance Company and
Columbus, OH 43215                                                                  Nationwide Life and Annuity Insurance
                                                                                    Company (2)

Dimon R. McFerson                         Chairman and Chief Executive              Chairman and Chief Executive
One Nationwide Plaza                      Officer-Nationwide Insurance Enterprise   Officer-Nationwide Insurance
Columbus, OH 43215                        and Director                              Enterprise (2)

David O. Miller                           Chairman of the Board and Director        President, Owen Potato Farm, Inc.;
115 Sprague Drive                                                                   Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                      Director                  Senior Vice President-General Manager
Suite 1600                                                                          Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                               Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                                   (2)

C. Ray Noecker                                            Director                  Owner and Operator Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103

James F. Patterson                                        Director                  Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                                  President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                          Director                  President and Chief Executive Officer,
1356 North Wenger Road                                                              K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                         Director                  Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                                 Mining (1)
Jewett, OH 43986

Nancy C. Thomas                                           Director                  Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                          Farms (1)
Louisville, OH 44641

Harold W. Weihl                                          Director                   Farm Owner and Operator, Weihl Farms
14282 King Road                                                                     (1)
Bowling Green, OH 43402

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation and Nationwide Investing Foundation III, registered investment companies. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is a trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.



EXECUTIVE OFFICERS OF THE COMPANY




            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS

Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

W. Sidney Druen                                   Senior Vice President and General Counsel and Assistant
One Nationwide Plaza                              Secretary
Columbus, OH 43215

Harvey S. Galloway, Jr.                           Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

Matthew S. Easley                                 Vice President-Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

Timothy E. Murphy                                 Vice President-Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                                   Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                                    Vice President-Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215

                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.


                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of other users since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 include approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. The Company anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

The General Distributor, Van Kampen American Capital Distributors, Inc., is not engaged in any material litigation of any nature.


In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February, 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court which also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit is in an early stage and has not been certified as a class action. In April, 1997, a motion to dismiss the Snyder complaint in its entirety was filed by the defendants, and the plaintiff has opposed such motion.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and another who was the owner of a variable annuity contract, commenced an action against Nationwide life Insurance Company and the American Century group of defendants (Robert Young and David D Distad v. Nationwide Life Insurance Company et al.). In this action, plaintiffs seek to represent a class of variable insurance contract owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that some portion of their premiums were invested in a publicly traded mutual fund when, in fact, the premium monies were invested in a mutual fund whose shares may only be purchased by insurance companies. The complaint seeks unspecified compensatory, treble and punitive damages. In January 1998, both Nationwide Life Insurance Company and American Century filed motions to dismiss the entire complaint. Plaintiff's counsel have opposed these motions and the federal court in Texas heard arguments on the motions to dismiss in April, 1998. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life Insurance Company intends to defend this case vigorously.

There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.


                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company . The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                                     EXPERTS


The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT


A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                                 LEGAL OPINIONS


Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco , age 45, purchases a Policy with a Specified Amount of $50,000 and a Scheduled Premium of $750. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $569.80 ($11.396 x 50=569.80).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Specified Amount of $100,000 and a Scheduled Premium of $1100. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender charge is calculated using the method illustrated above (surrender charge per 1000 6.817 x 100=681.70 maximum initial surrender charge). Because the fifth Policy Year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (Also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02.

Maximum Surrender Charge per $1,000 of initial Specified Amount for policies which are issued on a standard basis.


                                  Initial Specified Amount $50,000-$99,999
----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
----------------------------------------------------------------------------------------------------------
         25                  $7.776               $7.521               $8.369               $7.818
----------------------------------------------------------------------------------------------------------
         35                   8.817                8.398                9.811                8.891
----------------------------------------------------------------------------------------------------------
         45                  12.191               11.396               13.887               12.169
----------------------------------------------------------------------------------------------------------
         55                  15.636               14.011               18.415               15.116
----------------------------------------------------------------------------------------------------------
         65                  22.295               19.086               26.577               20.641
----------------------------------------------------------------------------------------------------------


                                  Initial Specified Amount $100,000+

----------------------------------------------------------------------------------------------------------
        ISSUE                 MALE                FEMALE                MALE                FEMALE
         AGE              NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
----------------------------------------------------------------------------------------------------------
         25                  $5.776               $5.521               $6.369               $5.818
----------------------------------------------------------------------------------------------------------
         35                   6.817                6.398                7.811                6.891
----------------------------------------------------------------------------------------------------------
         45                   9.691                8.896               11.387                9.669
----------------------------------------------------------------------------------------------------------
         55                  13.136               11.511               15.915               12.616
----------------------------------------------------------------------------------------------------------
         65                  21.295               18.086               25.577               19.641
----------------------------------------------------------------------------------------------------------

                                  Reductions to Surrender Charges.

-----------------------------------------------------------------------------------------------------------
                             SURRENDER CHARGE                                       SURRENDER CHARGE
       COMPLETED             AS A % OF INITIAL              COMPLETED              AS A % OF INITIAL
     POLICY YEARS            SURRENDER CHARGES            POLICY YEARS             SURRENDER CHARGES
-----------------------------------------------------------------------------------------------------------
           0                        100%                        5                          60%
-----------------------------------------------------------------------------------------------------------
           1                        100%                        6                          50%
-----------------------------------------------------------------------------------------------------------
           2                         90%                        7                          40%
-----------------------------------------------------------------------------------------------------------
           3                         80%                        8                          30%
-----------------------------------------------------------------------------------------------------------
           4                         70%                        9+                          0%
-----------------------------------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are spread out over 14 years. The guaranteed maximum Surrender Charge in subsequent years in Pennsylvania is reduced in the following manner:


                   SURRENDER CHARGE                       SURRENDER CHARGE                       SURRENDER CHARGE
   COMPLETED      AS A % OF INITIAL       COMPLETED      AS A % OF INITIAL       COMPLETED      AS A % OF INITIAL
 POLICY YEARS     SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES
 ------------     -----------------     ------------     -----------------     ------------     -----------------

       0                   100%               5                 60%                  10                   20%
       1                   100%               6                 50%                  11                   15%
       2                    90%               7                 40%                  12                   10%
       3                    80%               8                 30%                  13                    5%
       4                    70%               9                 25%                  14+                   0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum Surrender Charges which are spread out over 14 years. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming Mortality and Expense Risks. The Mortality and Expense Risk Charges are equivalent to an annual effective rate of .80% of the daily Net Asset Value of the Variable Account. On each Policy Anniversary beginning with the 10th, the Mortality and Expense Risk Charge is reduced to 0.50% on an annual basis of the daily net assets of the Variable Account, provided the Cash Surrender Value is $25,000 or more on such anniversary. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80% of the daily Net Asset Value of the Variable Account.

Considering current charges for Mortality and Expense Risks and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.60%, 4.40% and 10.40%. On each Policy Anniversary beginning with the 10th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rate of -1.30%, 4.70%, and 10.70% provided the Cash Surrender Value is $25,000 or more on such anniversary. This is due to a guaranteed reduction in the Mortality and Expense Risk Charge from an annual effective rate of 0.80% to an annual effective rate of 0.50% if the aforementioned conditions apply.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard (including non-tobacco). Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

The illustrations also reflect the fact that the Company deducts a sales load from each premium payment. Current values reflect a deduction of 3.5% of each premium payment up to Break Point Premium and 1.5% of any excess. Guaranteed values reflect a deduction of 3.5% of each premium payment. The illustrations also reflect the fact that the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Cash Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered in full during the first nine years.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. Current values reflect a current monthly administrative expense charge of $12.50 per month in the first year and $5 per month in renewal years. Guaranteed values reflect the $25 maximum monthly administrative expense charge under the policy in the first year, and the $7.50 maximum monthly charge under the policy in renewal years. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45


                                                           CURRENT VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1         788         390          0       50,000        422          0        50,000          454            0       50,000
       2       1,614         853        280       50,000        944        371        50,000        1,039          466       50,000
       3       2,483       1,299        783       50,000      1,479        962        50,000        1,674        1,158       50,000
       4       3,394       1,722      1,263       50,000      2,021      1,562        50,000        2,359        1,900       50,000
       5       4,351       2,123      1,721       50,000      2,571      2,170        50,000        3,098        2,696       50,000
       6       5,357       2,502      2,158       50,000      3,131      2,786        50,000        3,899        3,555       50,000
       7       6,412       2,866      2,579       50,000      3,705      3,418        50,000        4,774        4,487       50,000
       8       7,520       3,208      2,979       50,000      4,290      4,061        50,000        5,727        5,497       50,000
       9       8,683       3,531      3,359       50,000      4,887      4,715        50,000        6,765        6,593       50,000
      10       9,905       3,833      3,833       50,000      5,496      5,496        50,000        7,900        7,900       50,000
      11      11,188       4,109      4,109       50,000      6,114      6,114        50,000        9,137        9,137       50,000
      12      12,535       4,361      4,361       50,000      6,739      6,739        50,000       10,488       10,488       50,000
      13      13,949       4,582      4,582       50,000      7,370      7,370        50,000       11,963       11,963       50,000
      14      15,434       4,769      4,769       50,000      8,002      8,002        50,000       13,573       13,573       50,000
      15      16,993       4,914      4,914       50,000      8,628      8,628        50,000       15,329       15,329       50,000
      16      18,630       5,018      5,018       50,000      9,249      9,249        50,000       17,251       17,251       50,000
      17      20,349       5,072      5,072       50,000      9,858      9,858        50,000       19,354       19,354       50,000
      18      22,154       5,068      5,068       50,000     10,448     10,448        50,000       21,658       21,658       50,000
      19      24,049       5,005      5,005       50,000     11,018     11,018        50,000       24,192       24,192       50,000
      20      26,039       4,875      4,875       50,000     11,560     11,560        50,000       26,985       26,985       50,000
      21      28,129       4,670      4,670       50,000     12,071     12,071        50,000       30,167       30,167       50,000
      22      30,323       4,383      4,383       50,000     12,543     12,543        50,000       33,710       33,710       50,000
      23      32,626       4,001      4,001       50,000     12,966     12,966        50,000       37,671       37,671       50,000
      24      35,045       3,511      3,511       50,000     13,329     13,329        50,000       42,118       42,118       50,000
      25      37,585       2,910      2,910       50,000     13,630     13,630        50,000       47,087       47,087       54,621
      26      40,252       2,181      2,181       50,000     13,857     13,857        50,000       52,551       52,551       60,434
      27      43,052       1,293      1,293       50,000     13,984     13,984        50,000       58,577       58,577       66,192
      28      45,992         235        235       50,000     14,003     14,003        50,000       65,229       65,229       72,404
      29      49,079         (*)        (*)          (*)     13,898     13,898        50,000       72,584       72,584       79,117
      30      52,321         (*)        (*)          (*)     13,648     13,648        50,000       80,729       80,729       86,380

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45


                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1         788         175          0       50,000        200          0        50,000          226            0       50,000
       2       1,614         540          0       50,000        608         34        50,000          679          105       50,000
       3       2,483         881        365       50,000      1,015        498        50,000        1,161          644       50,000
       4       3,394       1,198        739       50,000      1,420        961        50,000        1,672        1,213       50,000
       5       4,351       1,489      1,087       50,000      1,823      1,421        50,000        2,216        1,814       50,000
       6       5,357       1,751      1,407       50,000      2,219      1,875        50,000        2,792        2,448       50,000
       7       6,412       1,982      1,695       50,000      2,605      2,318        50,000        3,401        3,115       50,000
       8       7,520       2,178      1,948       50,000      2,977      2,748        50,000        4,044        3,814       50,000
       9       8,683       2,333      2,161       50,000      3,330      3,157        50,000        4,718        4,546       50,000
      10       9,905       2,445      2,445       50,000      3,657      3,657        50,000        5,425        5,425       50,000
      11      11,188       2,509      2,509       50,000      3,955      3,955        50,000        6,166        6,166       50,000
      12      12,535       2,521      2,521       50,000      4,217      4,217        50,000        6,940        6,940       50,000
      13      13,949       2,477      2,477       50,000      4,440      4,440        50,000        7,751        7,751       50,000
      14      15,434       2,373      2,373       50,000      4,615      4,615        50,000        8,600        8,600       50,000
      15      16,993       2,199      2,199       50,000      4,731      4,731        50,000        9,486        9,486       50,000
      16      18,630       1,948      1,948       50,000      4,780      4,780        50,000       10,409       10,409       50,000
      17      20,349       1,610      1,610       50,000      4,747      4,747        50,000       11,369       11,369       50,000
      18      22,154       1,168      1,168       50,000      4,614      4,614        50,000       12,363       12,363       50,000
      19      24,049         608        608       50,000      4,361      4,361        50,000       13,389       13,389       50,000
      20      26,039         (*)        (*)          (*)      3,966      3,966        50,000       14,446       14,446       50,000
      21      28,129         (*)        (*)          (*)      3,403      3,403        50,000       15,533       15,533       50,000
      22      30,323         (*)        (*)          (*)      2,646      2,646        50,000       16,653       16,653       50,000
      23      32,626         (*)        (*)          (*)      1,662      1,662        50,000       17,811       17,811       50,000
      24      35,045         (*)        (*)          (*)        411        411        50,000       19,009       19,009       50,000
      25      37,585         (*)        (*)          (*)        (*)        (*)           (*)       20,249       20,249       50,000
      26      40,252         (*)        (*)          (*)        (*)        (*)           (*)       21,532       21,532       50,000
      27      43,052         (*)        (*)          (*)        (*)        (*)           (*)       22,856       22,856       50,000
      28      45,992         (*)        (*)          (*)        (*)        (*)           (*)       24,219       24,219       50,000
      29      49,079         (*)        (*)          (*)        (*)        (*)           (*)       25,623       25,623       50,000
      30      52,321         (*)        (*)          (*)        (*)        (*)           (*)       27,165       27,165       50,000

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45


                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1         788         389          0       50,389        420          0        50,420          452            0       50,452
       2       1,614         848        275       50,848        939        365        50,939        1,033          460       51,033
       3       2,483       1,289        772       51,289      1,467        951        51,467        1,661        1,145       51,661
       4       3,394       1,705      1,246       51,705      2,000      1,541        52,000        2,334        1,875       52,334
       5       4,351       2,096      1,694       52,096      2,538      2,136        52,538        3,057        2,655       53,057
       6       5,357       2,463      2,119       52,463      3,080      2,736        53,080        3,834        3,490       53,834
       7       6,412       2,813      2,526       52,813      3,633      3,347        53,633        4,679        4,392       54,679
       8       7,520       3,138      2,908       53,138      4,192      3,962        54,192        5,590        5,360       55,590
       9       8,683       3,440      3,268       53,440      4,755      4,583        54,755        6,575        6,403       56,575
      10       9,905       3,719      3,719       53,719      5,324      5,324        55,324        7,641        7,641       57,641
      11      11,188       3,970      3,970       53,970      5,893      5,893        55,893        8,791        8,791       58,791
      12      12,535       4,191      4,191       54,191      6,460      6,460        56,460       10,031       10,031       60,031
      13      13,949       4,378      4,378       54,378      7,020      7,020        57,020       11,366       11,366       61,366
      14      15,434       4,526      4,526       54,526      7,568      7,568        57,568       12,799       12,799       62,799
      15      16,993       4,627      4,627       54,627      8,092      8,092        58,092       14,330       14,330       64,330
      16      18,630       4,681      4,681       54,681      8,593      8,593        58,593       15,971       15,971       65,971
      17      20,349       4,680      4,680       54,680      9,060      9,060        59,060       17,722       17,722       67,722
      18      22,154       4,614      4,614       54,614      9,479      9,479        59,479       19,582       19,582       69,582
      19      24,049       4,483      4,483       54,483      9,848      9,848        59,848       21,563       21,563       71,563
      20      26,039       4,279      4,279       54,279     10,156     10,156        60,156       23,666       23,666       73,666
      21      28,129       3,997      3,997       53,997     10,393     10,393        60,393       25,897       25,897       75,897
      22      30,323       3,628      3,628       53,628     10,546     10,546        60,546       28,346       28,346       78,346
      23      32,626       3,162      3,162       53,162     10,600     10,600        60,600       30,944       30,944       80,944
      24      35,045       2,589      2,589       52,589     10,538     10,538        60,538       33,695       33,695       83,695
      25      37,585       1,910      1,910       51,910     10,355     10,355        60,355       36,613       36,613       86,613
      26      40,252       1,115      1,115       51,115     10,032     10,032        60,032       39,704       39,704       89,704
      27      43,052         177        177       50,177      9,535      9,535        59,535       42,955       42,955       92,955
      28      45,992         (*)        (*)          (*)      8,854      8,854        58,854       46,382       46,382       96,382
      29      49,079         (*)        (*)          (*)      7,970      7,970        57,970       49,992       49,992       99,992
      30      52,321         (*)        (*)          (*)      6,860      6,860        56,860       53,789       53,789      103,789

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1         788         173          0       50,173        198          0        50,198          224            0       50,224
       2       1,614         534          0       50,534        602         28        50,602          672           99       50,672
       3       2,483         870        354       50,870      1,002        486        51,002        1,146          630       51,146
       4       3,394       1,179        720       51,179      1,398        939        51,398        1,646        1,187       51,646
       5       4,351       1,460      1,058       51,460      1,787      1,385        51,787        2,172        1,770       52,172
       6       5,357       1,710      1,366       51,710      2,165      1,821        52,165        2,723        2,379       52,723
       7       6,412       1,925      1,638       51,925      2,529      2,242        52,529        3,299        3,012       53,299
       8       7,520       2,102      1,873       52,102      2,871      2,642        52,871        3,896        3,667       53,896
       9       8,683       2,236      2,064       52,236      3,187      3,015        53,187        4,512        4,340       54,512
      10       9,905       2,323      2,323       52,323      3,471      3,471        53,471        5,142        5,142       55,142
      11      11,188       2,358      2,358       52,358      3,715      3,715        53,715        5,784        5,784       55,784
      12      12,535       2,339      2,339       52,339      3,913      3,913        53,913        6,434        6,434       56,434
      13      13,949       2,261      2,261       52,261      4,059      4,059        54,059        7,087        7,087       57,087
      14      15,434       2,120      2,120       52,120      4,146      4,146        54,146        7,740        7,740       57,740
      15      16,993       1,909      1,909       51,909      4,161      4,161        54,161        8,382        8,382       58,382
      16      18,630       1,620      1,620       51,620      4,093      4,093        54,093        9,003        9,003       59,003
      17      20,349       1,245      1,245       51,245      3,929      3,929        53,929        9,592        9,592       59,592
      18      22,154         772        772       50,772      3,650      3,650        53,650       10,129       10,129       60,129
      19      24,049         188        188       50,188      3,237      3,237        53,237       10,596       10,596       60,596
      20      26,039         (*)        (*)          (*)      2,670      2,670        52,670       10,970       10,970       60,970
      21      28,129         (*)        (*)          (*)      1,928      1,928        51,928       11,229       11,229       61,229
      22      30,323         (*)        (*)          (*)        993        993        50,993       11,346       11,346       61,346
      23      32,626         (*)        (*)          (*)        (*)        (*)           (*)       11,297       11,297       61,297
      24      35,045         (*)        (*)          (*)        (*)        (*)           (*)       11,046       11,046       61,046
      25      37,585         (*)        (*)          (*)        (*)        (*)           (*)       10,552       10,552       60,552
      26      40,252         (*)        (*)          (*)        (*)        (*)           (*)        9,760        9,760       59,760
      27      43,052         (*)        (*)          (*)        (*)        (*)           (*)        8,602        8,602       58,602
      28      45,992         (*)        (*)          (*)        (*)        (*)           (*)        6,997        6,997       56,997
      29      49,079         (*)        (*)          (*)        (*)        (*)           (*)        4,854        4,854       54,854
      30      52,321         (*)        (*)          (*)        (*)        (*)           (*)        2,076        2,076       52,076

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,260         642          0       50,000        694          1        50,000          746           53       50,000
       2       2,583       1,343        650       50,000      1,490        797        50,000        1,643          950       50,000
       3       3,972       2,009      1,385       50,000      2,295      1,672        50,000        2,607        1,984       50,000
       4       5,431       2,635      2,081       50,000      3,108      2,554        50,000        3,644        3,089       50,000
       5       6,962       3,214      2,729       50,000      3,920      3,435        50,000        4,752        4,266       50,000
       6       8,570       3,749      3,333       50,000      4,733      4,317        50,000        5,942        5,526       50,000
       7      10,259       4,230      3,883       50,000      5,540      5,193        50,000        7,218        6,872       50,000
       8      12,032       4,650      4,373       50,000      6,332      6,055        50,000        8,583        8,305       50,000
       9      13,893       5,010      4,802       50,000      7,111      6,903        50,000       10,050        9,842       50,000
      10      15,848       5,302      5,302       50,000      7,870      7,870        50,000       11,627       11,627       50,000
      11      17,901       5,522      5,522       50,000      8,604      8,604        50,000       13,328       13,328       50,000
      12      20,056       5,662      5,662       50,000      9,306      9,306        50,000       15,167       15,167       50,000
      13      22,318       5,711      5,711       50,000      9,967      9,967        50,000       17,160       17,160       50,000
      14      24,694       5,660      5,660       50,000     10,579     10,579        50,000       19,326       19,326       50,000
      15      27,189       5,507      5,507       50,000     11,139     11,139        50,000       21,698       21,698       50,000
      16      29,808       5,239      5,239       50,000     11,638     11,638        50,000       24,308       24,308       50,000
      17      32,559       4,827      4,827       50,000     12,051     12,051        50,000       27,187       27,187       50,000
      18      35,447       4,267      4,267       50,000     12,373     12,373        50,000       30,485       30,485       50,000
      19      38,479       3,540      3,540       50,000     12,590     12,590        50,000       34,195       34,195       50,000
      20      41,663       2,625      2,625       50,000     12,685     12,685        50,000       38,404       38,404       50,000
      21      45,006       1,490      1,490       50,000     12,630     12,630        50,000       43,214       43,214       50,000
      22      48,517          92         92       50,000     12,391     12,391        50,000       48,757       48,757       51,195
      23      52,202         (*)        (*)          (*)     11,928     11,928        50,000       54,936       54,936       57,683
      24      56,073         (*)        (*)          (*)     11,198     11,198        50,000       61,732       61,732       64,818
      25      60,136         (*)        (*)          (*)     10,143     10,143        50,000       69,201       69,201       72,661
      26      64,403         (*)        (*)          (*)      8,692      8,692        50,000       77,405       77,405       81,276
      27      68,883         (*)        (*)          (*)      6,751      6,751        50,000       86,413       86,413       90,733
      28      73,587         (*)        (*)          (*)      4,212      4,212        50,000       96,295       96,295      101,109
      29      78,527         (*)        (*)          (*)        916        916        50,000      107,129      107,129      112,485
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)      118,997      118,997      124,946

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55


                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,260         288          0       50,000        328          0        50,000          369            0       50,000
       2       2,583         730         37       50,000        835        142        50,000          947          254       50,000
       3       3,972       1,113        490       50,000      1,312        689        50,000        1,530          907       50,000
       4       5,431       1,434        879       50,000      1,752      1,198        50,000        2,117        1,563       50,000
       5       6,962       1,683      1,198       50,000      2,146      1,661        50,000        2,700        2,215       50,000
       6       8,570       1,855      1,439       50,000      2,485      2,069        50,000        3,272        2,856       50,000
       7      10,259       1,940      1,594       50,000      2,756      2,409        50,000        3,824        3,478       50,000
       8      12,032       1,926      1,649       50,000      2,943      2,666        50,000        4,344        4,066       50,000
       9      13,893       1,798      1,590       50,000      3,028      2,820        50,000        4,814        4,607       50,000
      10      15,848       1,542      1,542       50,000      2,991      2,991        50,000        5,220        5,220       50,000
      11      17,901       1,142      1,142       50,000      2,810      2,810        50,000        5,541        5,541       50,000
      12      20,056         582        582       50,000      2,463      2,463        50,000        5,758        5,758       50,000
      13      22,318         (*)        (*)          (*)      1,922      1,922        50,000        5,846        5,846       50,000
      14      24,694         (*)        (*)          (*)      1,151      1,151        50,000        5,773        5,773       50,000
      15      27,189         (*)        (*)          (*)        106        106        50,000        5,495        5,495       50,000
      16      29,808         (*)        (*)          (*)        (*)        (*)           (*)        4,953        4,953       50,000
      17      32,559         (*)        (*)          (*)        (*)        (*)           (*)        4,064        4,064       50,000
      18      35,447         (*)        (*)          (*)        (*)        (*)           (*)        2,722        2,722       50,000
      19      38,479         (*)        (*)          (*)        (*)        (*)           (*)          784          784       50,000
      20      41,663         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      21      45,006         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      22      48,517         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      23      52,202         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      24      56,073         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      25      60,136         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55


                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,260         636          0       50,636        688          0        50,688          739           46       50,739
       2       2,583       1,326        633       51,326      1,471        778        51,471        1,622          929       51,622
       3       3,972       1,975      1,351       51,975      2,257      1,633        52,257        2,563        1,939       52,563
       4       5,431       2,578      2,023       52,578      3,040      2,485        53,040        3,562        3,008       53,562
       5       6,962       3,126      2,641       53,126      3,809      3,324        53,809        4,615        4,130       54,615
       6       8,570       3,620      3,204       53,620      4,566      4,151        54,566        5,728        5,312       55,728
       7      10,259       4,052      3,706       54,052      5,300      4,953        55,300        6,897        6,550       56,897
       8      12,032       4,412      4,135       54,412      5,997      5,720        55,997        8,116        7,839       58,116
       9      13,893       4,701      4,493       54,701      6,658      6,450        56,658        9,390        9,182       59,390
      10      15,848       4,909      4,909       54,909      7,269      7,269        57,269       10,714       10,714       60,714
      11      17,901       5,034      5,034       55,034      7,822      7,822        57,822       12,087       12,087       62,087
      12      20,056       5,065      5,065       55,065      8,306      8,306        58,306       13,504       13,504       63,504
      13      22,318       4,993      4,993       54,993      8,704      8,704        58,704       14,956       14,956       64,956
      14      24,694       4,807      4,807       54,807      9,002      9,002        59,002       16,436       16,436       66,436
      15      27,189       4,509      4,509       54,509      9,193      9,193        59,193       17,944       17,944       67,944
      16      29,808       4,089      4,089       54,089      9,261      9,261        59,261       19,471       19,471       69,471
      17      32,559       3,520      3,520       53,520      9,172      9,172        59,172       20,988       20,988       70,988
      18      35,447       2,803      2,803       52,803      8,917      8,917        58,917       22,494       22,494       72,494
      19      38,479       1,928      1,928       51,928      8,476      8,476        58,476       23,974       23,974       73,974
      20      41,663         886        886       50,886      7,830      7,830        57,830       25,413       25,413       75,413
      21      45,006         (*)        (*)          (*)      6,943      6,943        56,943       26,864       26,864       76,864
      22      48,517         (*)        (*)          (*)      5,780      5,780        55,780       28,222       28,222       78,222
      23      52,202         (*)        (*)          (*)      4,303      4,303        54,303       29,452       29,452       79,452
      24      56,073         (*)        (*)          (*)      2,480      2,480        52,480       30,520       30,520       80,520
      25      60,136         (*)        (*)          (*)        269        269        50,269       31,382       31,382       81,382
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)       31,989       31,989       81,989
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)       32,288       32,288       82,288
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)       32,225       32,225       82,225
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)       31,727       31,727       81,727
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)       30,709       30,709       80,709

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,260         280          0       50,280        320          0        50,320          361            0       50,361
       2       2,583         710         17       50,710        813        120        50,813          921          228       50,921
       3       3,972       1,074        450       51,074      1,266        643        51,266        1,478          854       51,478
       4       5,431       1,368        814       51,368      1,674      1,119        51,674        2,023        1,468       52,023
       5       6,962       1,585      1,100       51,585      2,023      1,538        52,023        2,546        2,061       52,546
       6       8,570       1,718      1,302       51,718      2,304      1,888        52,304        3,036        2,620       53,036
       7      10,259       1,758      1,411       51,758      2,504      2,157        52,504        3,481        3,134       53,481
       8      12,032       1,693      1,415       51,693      2,605      2,327        52,605        3,860        3,582       53,860
       9      13,893       1,510      1,302       51,510      2,588      2,380        52,588        4,151        3,943       54,151
      10      15,848       1,199      1,199       51,199      2,434      2,434        52,434        4,332        4,332       54,332
      11      17,901         747        747       50,747      2,123      2,123        52,123        4,378        4,378       54,378
      12      20,056         146        146       50,146      1,638      1,638        51,638        4,261        4,261       54,261
      13      22,318         (*)        (*)          (*)        957        957        50,957        3,953        3,953       53,953
      14      24,694         (*)        (*)          (*)         56         56        50,056        3,417        3,417       53,417
      15      27,189         (*)        (*)          (*)        (*)        (*)           (*)        2,609        2,609       52,609
      16      29,808         (*)        (*)          (*)        (*)        (*)           (*)        1,471        1,471       51,471
      17      32,559         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      18      35,447         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      19      38,479         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      20      41,663         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      21      45,006         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      22      48,517         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      23      52,202         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      24      56,073         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      25      60,136         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      26      64,403         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      27      68,883         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      28      73,587         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29      78,527         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30      83,713         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,575         948         51      100,000      1,017        120       100,000        1,087          189      100,000
       2       3,229       1,950      1,052      100,000      2,150      1,252       100,000        2,358        1,461      100,000
       3       4,965       2,916      2,108      100,000      3,311      2,504       100,000        3,740        2,933      100,000
       4       6,788       3,847      3,129      100,000      4,504      3,786       100,000        5,245        4,527      100,000
       5       8,703       4,746      4,118      100,000      5,731      5,103       100,000        6,888        6,259      100,000
       6      10,713       5,612      5,073      100,000      6,994      6,455       100,000        8,683        8,144      100,000
       7      12,824       6,435      5,987      100,000      8,284      7,835       100,000       10,636       10,187      100,000
       8      15,040       7,206      6,847      100,000      9,592      9,233       100,000       12,756       12,397      100,000
       9      17,367       7,926      7,657      100,000     10,921     10,652       100,000       15,061       14,792      100,000
      10      19,810       8,585      8,585      100,000     12,262     12,262       100,000       17,566       17,566      100,000
      11      22,376       9,198      9,198      100,000     13,630     13,630       100,000       20,305       20,305      100,000
      12      25,069       9,771      9,771      100,000     15,034     15,034       100,000       23,312       23,312      100,000
      13      27,898      10,308     10,308      100,000     16,477     16,477       100,000       26,622       26,622      100,000
      14      30,868      10,788     10,788      100,000     17,946     17,946       100,000       30,346       30,346      100,000
      15      33,986      11,197     11,197      100,000     19,425     19,425       100,000       34,439       34,439      100,000
      16      37,261      11,537     11,537      100,000     20,921     20,921       100,000       38,953       38,953      100,000
      17      40,699      11,803     11,803      100,000     22,430     22,430       100,000       43,940       43,940      100,000
      18      44,309      11,979     11,979      100,000     23,942     23,942       100,000       49,453       49,453      100,000
      19      48,099      12,062     12,062      100,000     25,454     25,454       100,000       55,563       55,563      100,000
      20      52,079      12,055     12,055      100,000     27,057     27,057       100,000       62,357       62,357      100,000
      21      56,258      11,945     11,945      100,000     28,669     28,669       100,000       69,925       69,925      100,000
      22      60,646      11,704     11,704      100,000     30,271     30,271       100,000       78,374       78,374      100,000
      23      65,253      11,322     11,322      100,000     31,862     31,862       100,000       87,826       87,826      103,635
      24      70,091      10,772     10,772      100,000     33,425     33,425       100,000       98,270       98,270      114,976
      25      75,170      10,042     10,042      100,000     34,957     34,957       100,000      109,764      109,764      127,326
      26      80,504       9,121      9,121      100,000     36,458     36,458       100,000      122,416      122,416      140,779
      27      86,104       7,967      7,967      100,000     37,905     37,905       100,000      136,375      136,375      154,104
      28      91,984       6,563      6,563      100,000     39,297     39,297       100,000      151,792      151,792      168,489
      29      98,158       4,881      4,881      100,000     40,625     40,625       100,000      168,837      168,837      184,032
      30     104,641       2,870      2,870      100,000     41,868     41,868       100,000      187,705      187,705      200,844

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                                    GUARANTEED VALUES
                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,575         751          0      100,000        814          0       100,000          878            0      100,000
       2       3,229       1,675        777      100,000      1,854        956       100,000        2,041        1,144      100,000
       3       4,965       2,558      1,750      100,000      2,913      2,105       100,000        3,298        2,490      100,000
       4       6,788       3,399      2,681      100,000      3,989      3,271       100,000        4,655        3,937      100,000
       5       8,703       4,196      3,567      100,000      5,082      4,453       100,000        6,122        5,494      100,000
       6      10,713       4,945      4,406      100,000      6,187      5,649       100,000        7,707        7,168      100,000
       7      12,824       5,642      5,193      100,000      7,302      6,853       100,000        9,417        8,969      100,000
       8      15,040       6,282      5,923      100,000      8,421      8,062       100,000       11,262       10,903      100,000
       9      17,367       6,858      6,588      100,000      9,537      9,268       100,000       13,251       12,982      100,000
      10      19,810       7,365      7,365      100,000     10,646     10,646       100,000       15,395       15,395      100,000
      11      22,376       7,797      7,797      100,000     11,742     11,742       100,000       17,709       17,709      100,000
      12      25,069       8,148      8,148      100,000     12,818     12,818       100,000       20,208       20,208      100,000
      13      27,898       8,416      8,416      100,000     13,872     13,872       100,000       22,915       22,915      100,000
      14      30,868       8,593      8,593      100,000     14,896     14,896       100,000       25,848       25,848      100,000
      15      33,986       8,667      8,667      100,000     15,879     15,879       100,000       29,121       29,121      100,000
      16      37,261       8,627      8,627      100,000     16,809     16,809       100,000       32,691       32,691      100,000
      17      40,699       8,461      8,461      100,000     17,675     17,675       100,000       36,596       36,596      100,000
      18      44,309       8,149      8,149      100,000     18,457     18,457       100,000       40,873       40,873      100,000
      19      48,099       7,670      7,670      100,000     19,135     19,135       100,000       45,570       45,570      100,000
      20      52,079       7,003      7,003      100,000     19,687     19,687       100,000       50,746       50,746      100,000
      21      56,258       6,126      6,126      100,000     20,091     20,091       100,000       56,477       56,477      100,000
      22      60,646       5,016      5,016      100,000     20,325     20,325       100,000       62,854       62,854      100,000
      23      65,253       3,648      3,648      100,000     20,362     20,362       100,000       69,989       69,989      100,000
      24      70,091       1,991      1,991      100,000     20,171     20,171       100,000       78,019       78,019      100,000
      25      75,170         (*)        (*)          (*)     19,705     19,705       100,000       87,111       87,111      101,049
      26      80,504         (*)        (*)          (*)     18,907     18,907       100,000       97,230       97,230      111,815
      27      86,104         (*)        (*)          (*)     17,698     17,698       100,000      108,378      108,378      122,467
      28      91,984         (*)        (*)          (*)     15,976     15,976       100,000      120,674      120,674      133,948
      29      98,158         (*)        (*)          (*)     13,620     13,620       100,000      134,258      134,258      146,341
      30     104,641         (*)        (*)          (*)     10,491     10,491       100,000      149,298      149,298      159,749

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                                      CURRENT VALUES
                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,575         945         47      100,945      1,014        116       101,014        1,083          185      101,083
       2       3,229       1,939      1,042      101,939      2,138      1,241       102,138        2,346        1,448      102,346
       3       4,965       2,895      2,087      102,895      3,287      2,480       103,287        3,713        2,905      103,713
       4       6,788       3,812      3,094      103,812      4,462      3,744       104,462        5,195        4,477      105,195
       5       8,703       4,691      4,063      104,691      5,663      5,035       105,663        6,804        6,176      106,804
       6      10,713       5,534      4,995      105,534      6,893      6,355       106,893        8,554        8,015      108,554
       7      12,824       6,329      5,880      106,329      8,140      7,692       108,140       10,445        9,996      110,445
       8      15,040       7,064      6,705      107,064      9,393      9,034       109,393       12,480       12,121      112,480
       9      17,367       7,741      7,472      107,741     10,652     10,383       110,652       14,674       14,405      114,674
      10      19,810       8,350      8,350      108,350     11,907     11,907       111,907       17,031       17,031      117,031
      11      22,376       8,904      8,904      108,904     13,169     13,169       113,169       19,582       19,582      119,582
      12      25,069       9,413      9,413      109,413     14,447     14,447       114,447       22,354       22,354      122,354
      13      27,898       9,878      9,878      109,878     15,744     15,744       115,744       25,371       25,371      125,371
      14      30,868      10,279     10,279      110,279     17,038     17,038       117,038       28,724       28,724      128,724
      15      33,986      10,596     10,596      110,596     18,308     18,308       118,308       32,348       32,348      132,348
      16      37,261      10,834     10,834      110,834     19,557     19,557       119,557       36,276       36,276      136,276
      17      40,699      10,986     10,986      110,986     20,776     20,776       120,776       40,531       40,531      140,531
      18      44,309      11,035     11,035      111,035     21,943     21,943       121,943       45,129       45,129      145,129
      19      48,099      10,978     10,978      110,978     23,052     23,052       123,052       50,099       50,099      150,099
      20      52,079      10,820     10,820      110,820     24,103     24,103       124,103       55,486       55,486      155,486
      21      56,258      10,547     10,547      110,547     25,079     25,079       125,079       61,317       61,317      161,317
      22      60,646      10,129     10,129      110,129     26,023     26,023       126,023       67,604       67,604      167,604
      23      65,253       9,559      9,559      109,559     26,846     26,846       126,846       74,385       74,385      174,385
      24      70,091       8,809      8,809      108,809     27,512     27,512       127,512       81,681       81,681      181,681
      25      75,170       7,872      7,872      107,872     28,004     28,004       128,004       89,536       89,536      189,536
      26      80,504       6,743      6,743      106,743     28,304     28,304       128,304       98,000       98,000      198,000
      27      86,104       5,385      5,385      105,385     28,363     28,363       128,363      107,095      107,095      207,095
      28      91,984       3,793      3,793      103,793     28,161     28,161       128,161      116,877      116,877      216,877
      29      98,158       1,951      1,951      101,951     27,665     27,665       127,665      127,400      127,400      227,400
      30     104,641         (*)        (*)          (*)     26,822     26,822       126,822      138,700      138,700      238,700

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45

                                                    GUARANTEED VALUES
                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       1,575         748          0      100,748        810          0       100,810          873            0      100,873
       2       3,229       1,664        766      101,664      1,842        944       101,842        2,028        1,131      102,028
       3       4,965       2,536      1,728      102,536      2,887      2,080       102,887        3,269        2,461      103,269
       4       6,788       3,361      2,643      103,361      3,944      3,226       103,944        4,602        3,884      104,602
       5       8,703       4,137      3,509      104,137      5,009      4,381       105,009        6,033        5,405      106,033
       6      10,713       4,861      4,322      104,861      6,079      5,540       106,079        7,567        7,029      107,567
       7      12,824       5,525      5,077      105,525      7,146      6,697       107,146        9,209        8,760      109,209
       8      15,040       6,126      5,767      106,126      8,204      7,845       108,204       10,961       10,602      110,961
       9      17,367       6,655      6,386      106,655      9,243      8,974       109,243       12,826       12,557      112,826
      10      19,810       7,108      7,108      107,108     10,257     10,257       110,257       14,809       14,809      114,809
      11      22,376       7,476      7,476      107,476     11,235     11,235       111,235       16,913       16,913      116,913
      12      25,069       7,754      7,754      107,754     12,169     12,169       112,169       19,143       19,143      119,143
      13      27,898       7,939      7,939      107,939     13,051     13,051       113,051       21,507       21,507      121,507
      14      30,868       8,022      8,022      108,022     13,869     13,869       113,869       24,007       24,007      124,007
      15      33,986       7,992      7,992      107,992     14,608     14,608       114,608       26,644       26,644      126,644
      16      37,261       7,838      7,838      107,838     15,250     15,250       115,250       29,508       29,508      129,508
      17      40,699       7,549      7,549      107,549     15,777     15,777       115,777       32,528       32,528      132,528
      18      44,309       7,104      7,104      107,104     16,162     16,162       116,162       35,696       35,696      135,696
      19      48,099       6,484      6,484      106,484     16,376     16,376       116,376       39,005       39,005      139,005
      20      52,079       5,673      5,673      105,673     16,391     16,391       116,391       42,448       42,448      142,448
      21      56,258       4,653      4,653      104,653     16,178     16,178       116,178       46,019       46,019      146,019
      22      60,646       3,409      3,409      103,409     15,709     15,709       115,709       49,712       49,712      149,712
      23      65,253       1,927      1,927      101,927     14,952     14,952       114,952       53,519       53,519      153,519
      24      70,091         187        187      100,187     13,874     13,874       113,874       57,429       57,429      157,429
      25      75,170         (*)        (*)          (*)     12,425     12,425       112,425       61,419       61,419      161,419
      26      80,504         (*)        (*)          (*)     10,549     10,549       110,549       65,453       65,453      165,453
      27      86,104         (*)        (*)          (*)      8,173      8,173       108,173       69,480       69,480      169,480
      28      91,984         (*)        (*)          (*)      5,208      5,208       105,208       73,431       73,431      173,431
      29      98,158         (*)        (*)          (*)      1,562      1,562       101,562       77,230       77,230      177,230
      30     104,641         (*)        (*)          (*)        (*)        (*)           (*)       80,800       80,800      180,800

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                                      CURRENT VALUES
                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       2,625       1,535        372      100,000      1,649        487       100,000        1,764          601      100,000
       2       5,381       3,109      1,947      100,000      3,436      2,274       100,000        3,778        2,615      100,000
       3       8,275       4,635      3,589      100,000      5,279      4,232       100,000        5,977        4,931      100,000
       4      11,314       6,094      5,164      100,000      7,160      6,230       100,000        8,364        7,434      100,000
       5      14,505       7,471      6,657      100,000      9,065      8,252       100,000       10,941       10,128      100,000
       6      17,855       8,769      8,072      100,000     11,002     10,304       100,000       13,739       13,041      100,000
       7      21,373       9,986      9,404      100,000     12,968     12,386       100,000       16,777       16,196      100,000
       8      25,066      11,106     10,641      100,000     14,951     14,486       100,000       20,075       19,610      100,000
       9      28,945      12,128     11,780      100,000     16,952     16,603       100,000       23,664       23,315      100,000
      10      33,017      13,059     13,059      100,000     18,980     18,980       100,000       27,588       27,588      100,000
      11      37,293      13,886     13,886      100,000     21,028     21,028       100,000       31,982       31,982      100,000
      12      41,782      14,585     14,585      100,000     23,076     23,076       100,000       36,807       36,807      100,000
      13      46,497      15,149     15,149      100,000     25,123     25,123       100,000       42,125       42,125      100,000
      14      51,446      15,556     15,556      100,000     27,238     27,238       100,000       48,000       48,000      100,000
      15      56,644      15,797     15,797      100,000     29,349     29,349       100,000       54,519       54,519      100,000
      16      62,101      15,867     15,867      100,000     31,457     31,457       100,000       61,792       61,792      100,000
      17      67,831      15,730     15,730      100,000     33,544     33,544       100,000       69,936       69,936      100,000
      18      73,848      15,377     15,377      100,000     35,613     35,613       100,000       79,108       79,108      100,000
      19      80,165      14,786     14,786      100,000     37,663     37,663       100,000       89,498       89,498      100,000
      20      86,798      13,919     13,919      100,000     39,677     39,677       100,000      101,229      101,229      108,315
      21      93,763      12,738     12,738      100,000     41,651     41,651       100,000      114,235      114,235      119,947
      22     101,076      11,162     11,162      100,000     43,548     43,548       100,000      128,560      128,560      134,988
      23     108,755       9,123      9,123      100,000     45,351     45,351       100,000      144,330      144,330      151,546
      24     116,818       6,546      6,546      100,000     47,044     47,044       100,000      161,682      161,682      169,767
      25     125,284       3,326      3,326      100,000     48,601     48,601       100,000      180,765      180,765      189,803
      26     134,173         (*)        (*)          (*)     50,001     50,001       100,000      201,739      201,739      211,826
      27     143,506         (*)        (*)          (*)     51,225     51,225       100,000      224,778      224,778      236,017
      28     153,307         (*)        (*)          (*)     52,236     52,236       100,000      250,068      250,068      262,572
      29     163,597         (*)        (*)          (*)     52,993     52,993       100,000      277,811      277,811      291,701
      30     174,402         (*)        (*)          (*)     53,425     53,425       100,000      308,214      308,214      323,625

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                                    GUARANTEED VALUES
                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       2,625       1,212         50      100,000      1,316        154       100,000        1,421          258      100,000
       2       5,381       2,542      1,380      100,000      2,832      1,670       100,000        3,135        1,973      100,000
       3       8,275       3,778      2,732      100,000      4,340      3,294       100,000        4,953        3,906      100,000
       4      11,314       4,913      3,983      100,000      5,833      4,903       100,000        6,878        5,948      100,000
       5      14,505       5,937      5,123      100,000      7,301      6,488       100,000        8,915        8,101      100,000
       6      17,855       6,842      6,145      100,000      8,735      8,037       100,000       11,070       10,372      100,000
       7      21,373       7,617      7,036      100,000     10,121      9,540       100,000       13,348       12,767      100,000
       8      25,066       8,245      7,780      100,000     11,443     10,978       100,000       15,753       15,288      100,000
       9      28,945       8,708      8,359      100,000     12,682     12,333       100,000       18,289       17,940      100,000
      10      33,017       8,989      8,989      100,000     13,818     13,818       100,000       20,963       20,963      100,000
      11      37,293       9,072      9,072      100,000     14,833     14,833       100,000       23,790       23,790      100,000
      12      41,782       8,937      8,937      100,000     15,706     15,706       100,000       26,787       26,787      100,000
      13      46,497       8,566      8,566      100,000     16,418     16,418       100,000       30,071       30,071      100,000
      14      51,446       7,933      7,933      100,000     16,940     16,940       100,000       33,600       33,600      100,000
      15      56,644       7,002      7,002      100,000     17,234     17,234       100,000       37,407       37,407      100,000
      16      62,101       5,723      5,723      100,000     17,249     17,249       100,000       41,532       41,532      100,000
      17      67,831       4,029      4,029      100,000     16,917     16,917       100,000       46,021       46,021      100,000
      18      73,848       1,834      1,834      100,000     16,150     16,150       100,000       50,934       50,934      100,000
      19      80,165         (*)        (*)          (*)     14,844     14,844       100,000       56,355       56,355      100,000
      20      86,798         (*)        (*)          (*)     12,880     12,880       100,000       62,409       62,409      100,000
      21      93,763         (*)        (*)          (*)     10,125     10,125       100,000       69,263       69,263      100,000
      22     101,076         (*)        (*)          (*)      6,416      6,416       100,000       77,145       77,145      100,000
      23     108,755         (*)        (*)          (*)      1,550      1,550       100,000       86,357       86,357      100,000
      24     116,818         (*)        (*)          (*)        (*)        (*)           (*)       97,284       97,284      102,148
      25     125,284         (*)        (*)          (*)        (*)        (*)           (*)      109,545      109,545      115,023
      26     134,173         (*)        (*)          (*)        (*)        (*)           (*)      122,982      122,982      129,132
      27     143,506         (*)        (*)          (*)        (*)        (*)           (*)      137,691      137,691      144,575
      28     153,307         (*)        (*)          (*)        (*)        (*)           (*)      153,770      153,770      161,459
      29     163,597         (*)        (*)          (*)        (*)        (*)           (*)      171,323      171,323      179,889
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)      190,458      190,458      199,981

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       2,625       1,522        360      101,522      1,636        473       101,636        1,749          587      101,749
       2       5,381       3,073      1,910      103,073      3,396      2,234       103,396        3,734        2,571      103,734
       3       8,275       4,563      3,517      104,563      5,196      4,149       105,196        5,883        4,836      105,883
       4      11,314       5,973      5,043      105,973      7,014      6,084       107,014        8,191        7,261      108,191
       5      14,505       7,283      6,469      107,283      8,832      8,018       108,832       10,653        9,839      110,653
       6      17,855       8,499      7,801      108,499     10,652      9,954       110,652       13,289       12,591      113,289
       7      21,373       9,613      9,032      109,613     12,465     11,884       112,465       16,106       15,525      116,106
       8      25,066      10,609     10,144      110,609     14,254     13,789       114,254       19,106       18,641      119,106
       9      28,945      11,484     11,135      111,484     16,011     15,662       116,011       22,299       21,951      122,299
      10      33,017      12,243     12,243      112,243     17,739     17,739       117,739       25,711       25,711      125,711
      11      37,293      12,873     12,873      112,873     19,421     19,421       119,421       29,437       29,437      129,437
      12      41,782      13,343     13,343      113,343     21,020     21,020       121,020       33,398       33,398      133,398
      13      46,497      13,647     13,647      113,647     22,525     22,525       122,525       37,606       37,606      137,606
      14      51,446      13,758     13,758      113,758     23,900     23,900       123,900       42,058       42,058      142,058
      15      56,644      13,668     13,668      113,668     25,130     25,130       125,130       46,769       46,769      146,769
      16      62,101      13,372     13,372      113,372     26,281     26,281       126,281       51,756       51,756      151,756
      17      67,831      12,835     12,835      112,835     27,230     27,230       127,230       57,008       57,008      157,008
      18      73,848      12,050     12,050      112,050     27,958     27,958       127,958       62,541       62,541      162,541
      19      80,165      11,003     11,003      111,003     28,437     28,437       128,437       68,365       68,365      168,365
      20      86,798       9,659      9,659      109,659     28,613     28,613       128,613       74,471       74,471      174,471
      21      93,763       7,994      7,994      107,994     28,445     28,445       128,445       80,858       80,858      180,858
      22     101,076       5,937      5,937      105,937     27,835     27,835       127,835       87,471       87,471      187,471
      23     108,755       3,446      3,446      103,446     26,715     26,715       126,715       94,288       94,288      194,288
      24     116,818         482        482      100,482     25,014     25,014       125,014      101,277      101,277      201,277
      25     125,284         (*)        (*)          (*)     22,643     22,643       122,643      108,396      108,396      208,396
      26     134,173         (*)        (*)          (*)     19,454     19,454       119,454      115,606      115,606      215,606
      27     143,506         (*)        (*)          (*)     15,447     15,447       115,447      122,875      122,875      222,875
      28     153,307         (*)        (*)          (*)     10,521     10,521       110,521      130,142      130,142      230,142
      29     163,597         (*)        (*)          (*)      4,573      4,573       104,573      137,341      137,341      237,341
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)      144,363      144,363      244,363

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $12.50 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE BREAK POINT PREMIUM AND 4% ON PREMIUMS IN EXCESS OF BREAK POINT FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55

                                                    GUARANTEED VALUES
                                   0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------

       1       2,625       1,197         35      101,197      1,300        138       101,300        1,404          241      101,404
       2       5,381       2,500      1,338      102,500      2,785      1,623       102,785        3,083        1,921      103,083
       3       8,275       3,693      2,647      103,693      4,242      3,196       104,242        4,840        3,794      104,840
       4      11,314       4,768      3,838      104,768      5,660      4,730       105,660        6,671        5,741      106,671
       5      14,505       5,715      4,901      105,715      7,024      6,211       107,024        8,571        7,758      108,571
       6      17,855       6,523      5,825      106,523      8,319      7,622       108,319       10,534        9,836      110,534
       7      21,373       7,179      6,598      107,179      9,527      8,946       109,527       12,549       11,968      112,549
       8      25,066       7,665      7,200      107,665     10,622     10,157       110,622       14,600       14,135      114,600
       9      28,945       7,962      7,613      107,962     11,578     11,229       111,578       16,669       16,320      116,669
      10      33,017       8,052      8,052      108,052     12,366     12,366       112,366       18,734       18,734      118,734
      11      37,293       7,920      7,920      107,920     12,960     12,960       112,960       20,776       20,776      120,776
      12      41,782       7,549      7,549      107,549     13,332     13,332       113,332       22,770       22,770      122,770
      13      46,497       6,927      6,927      106,927     13,453     13,453       113,453       24,694       24,694      124,694
      14      51,446       6,033      6,033      106,033     13,290     13,290       113,290       26,517       26,517      126,517
      15      56,644       4,841      4,841      104,841     12,798     12,798       112,798       28,282       28,282      128,282
      16      62,101       3,314      3,314      103,314     11,918     11,918       111,918       29,856       29,856      129,856
      17      67,831       1,404      1,404      101,404     10,581     10,581       110,581       31,164       31,164      131,164
      18      73,848         (*)        (*)          (*)      8,701      8,701       108,701       32,109       32,109      132,109
      19      80,165         (*)        (*)          (*)      6,188      6,188       106,188       32,583       32,583      132,583
      20      86,798         (*)        (*)          (*)      2,956      2,956       102,956       32,479       32,479      132,479
      21      93,763         (*)        (*)          (*)        (*)        (*)           (*)       31,686       31,686      131,686
      22     101,076         (*)        (*)          (*)        (*)        (*)           (*)       30,090       30,090      130,090
      23     108,755         (*)        (*)          (*)        (*)        (*)           (*)       27,570       27,570      127,570
      24     116,818         (*)        (*)          (*)        (*)        (*)           (*)       23,984       23,984      123,984
      25     125,284         (*)        (*)          (*)        (*)        (*)           (*)       19,082       19,082      119,082
      26     134,173         (*)        (*)          (*)        (*)        (*)           (*)       12,713       12,713      112,713
      27     143,506         (*)        (*)          (*)        (*)        (*)           (*)        4,601        4,601      104,601
      28     153,307         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      29     163,597         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)
      30     174,402         (*)        (*)          (*)        (*)        (*)           (*)          (*)          (*)          (*)

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $25 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $7.50 THEREAFTER. GUARANTEED VALUES REFLECT A 6% OF PREMIUM CHARGE ON ALL PREMIUMS.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account as of December 31, 1997, and the results of its operations and its changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                         NATIONWIDE VLI SEPARATE ACCOUNT

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997



ASSETS:

   Investments in Van Kampen American Capital Life
      Investment Trust, at market value:

      Asset Allocation Fund
         2,228,577 shares (cost $25,502,538) ........       $ 26,542,347

      Domestic Income Fund
         238,818 shares (cost $1,983,580) ...........          1,970,248

      Emerging Growth Fund
         124,404 shares (cost $1,926,652) ...........          2,046,452

      Enterprise Fund
         1,854,728 shares (cost $28,119,444) ........         33,589,123

      Global Equity Fund
         110,739 shares (cost $1,364,424) ...........          1,217,018

      Government Fund
         5,195,955 shares (cost $45,750,900) ........         46,347,922

      Money Market Fund
         6,952,567 shares (cost $6,952,567) .........          6,952,567

      Morgan Stanley Real Estate Securities Portfolio
         41,789 shares (cost $636,325) ..............            662,354
                                                            ------------
            Total investments .......................        119,328,031

   Accounts receivable ..............................                 --
                                                            ------------
            Total assets ............................        119,328,031

ACCOUNTS PAYABLE ....................................             73,300
                                                            ------------
CONTRACT OWNERS' EQUITY .............................       $119,254,731
                                                            ============

                                                                                                                        ANNUAL
Contract owners' equity represented by:                  UNITS        UNIT VALUE                                        RETURN
                                                       ---------   ----------------                                 ----------------
   Single Premium contracts issued prior
   to April 16, 1990 (policy years 1
   through 10):
      Asset Allocation Fund .............                122,920   $      29.287817       $      3,600,058                 21%
      Domestic Income Fund ..............                 15,656          20.186939                316,047                 11%
      Emerging Growth Fund ..............                  8,741          16.064598                140,421                 19%
      Enterprise Fund ...................                 49,821          35.993026              1,793,209                 29%
      Global Equity Fund ................                  4,685          13.614803                 63,785                 15%
      Government Fund ...................                380,541          20.830122              7,926,715                  9%
      Money Market Fund .................                 27,312          16.972125                463,543                  4%
      Morgan Stanley Real Estate
         Securities Portfolio ...........                  2,854          18.062622                 51,551                 20%

   Single Premium contracts issued prior
   to April 16, 1990 (policy years 11 and
   thereafter):
      Asset Allocation Fund .............                769,061          29.508511             22,693,845                 21%
      Domestic Income Fund ..............                 72,875          20.339100              1,482,212                 11%
      Emerging Growth Fund ..............                113,239          16.185767              1,832,860                 20%
      Enterprise Fund ...................                867,374          36.264286             31,454,699                 30%
      Global Equity Fund ................                 83,414          13.717407              1,144,224                 15%
      Government Fund ...................              1,827,060          20.988344             38,346,964                  9%
      Money Market Fund .................                375,312          17.100077              6,417,864                  5%
      Morgan Stanley Real Estate
         Securities Portfolio ...........                 33,445          18.198663                608,654                 21%

   Single Premium contracts issued on or
   after April 16, 1990:
      Asset Allocation Fund .............                  5,402          25.080225                135,483                 20%
      Domestic Income Fund ..............                  8,589          19.887916                170,817                 10%
      Emerging Growth Fund ..............                  4,455          15.924922                 70,946                 19%
      Enterprise Fund ...................                  5,773          33.768883                194,948                 29%
      Global Equity Fund ................                    601          13.496423                  8,111                 14%
      Government Fund ...................                  2,998          15.737995                 47,183                  8%
      Money Market Fund .................                  5,402          12.508709                 67,572                  4%
      Morgan Stanley Real Estate
         Securities Portfolio ...........                     97          17.905659                  1,737                 20%

   Multiple Payment and
   Flexible Premium contracts:
      Asset Allocation Fund .............                  4,430          22.707666                100,595                 21%
      Enterprise Fund ...................                  4,147          29.102562                120,688                 30%
                                                       =========   ================       ----------------
                                                                                          $    119,254,731
                                                                                          ================



See accompanying notes to financial statements.

                         NATIONWIDE VLI SEPARATE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                   1997                 1996                 1995
                                                               -------------        -------------        -------------
INVESTMENT ACTIVITY:
   Reinvested dividends ................................       $   4,695,756            5,220,160            6,137,134
   Mortality and expense charges (note 3)
         Single Premium contracts issued prior to
            April 16, 1990 (years 1 through 10) ........            (245,990)            (905,516)          (1,117,265)
         Single Premium contracts issued prior to
            April 16, 1990 (years 11 and after) ........            (467,486)            (116,717)                  --
         Single Premium contracts issued on or after
            April 16, 1990 .............................              (4,007)              (5,466)              (5,489)
         Multiple Payment and Flexible Premium contracts              (1,712)              (2,386)              (2,024)
                                                               -------------        -------------        -------------
      Net investment activity ..........................           3,976,561            4,190,075            5,012,356
                                                               -------------        -------------        -------------

   Proceeds from mutual fund shares sold ...............          31,042,460           24,568,211           23,835,749
   Cost of mutual funds sold ...........................         (28,311,120)         (22,544,406)         (21,777,460)
                                                               -------------        -------------        -------------
      Realized gain on investments .....................           2,731,340            2,023,805            2,058,289
   Change in unrealized gain (loss) on investments .....           3,917,689           (1,839,618)          11,069,519
                                                               -------------        -------------        -------------
      Net gain on investments ..........................           6,649,029              184,187           13,127,808
                                                               -------------        -------------        -------------
   Reinvested capital gains ............................           7,592,712            5,806,648            4,959,015
                                                               -------------        -------------        -------------
         Net increase in contract owners'
            equity resulting from operations ...........          18,218,302           10,180,910           23,099,179
                                                               -------------        -------------        -------------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners .....              20,253               23,475               25,652
   Surrenders ..........................................         (15,789,351)         (13,731,809)         (11,745,567)
   Death benefits (note 4) .............................          (2,575,326)          (1,201,226)          (1,552,445)
   Policy loans (net of repayments) (note 5) ...........           2,317,220            3,043,009              833,405
   Deductions for surrender charges (note 2d) ..........              (6,591)             (16,455)            (193,286)
   Redemptions to pay cost of insurance charges
      and administration charges (notes 2b and 2c) .....          (1,430,627)          (1,499,564)          (1,756,639)
                                                               -------------        -------------        -------------
         Net decrease in equity transactions ...........         (17,464,422)         (13,382,570)         (14,388,880)
                                                               -------------        -------------        -------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ..................             753,880           (3,201,660)           8,710,299
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ............         118,500,851          121,702,511          112,992,212
                                                               -------------        -------------        -------------
CONTRACT OWNERS' EQUITY END OF PERIOD ..................       $ 119,254,731          118,500,851          121,702,511
                                                               =============        =============        =============


See accompanying notes to financial statements.

                         NATIONWIDE VLI SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers modified single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

     (b) The Contracts

         Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following funds:

         Funds of the Van Kampen American Capital Life Investment Trust (Van
            Kampen American Capital LIT);
            Van Kampen American Capital LIT - Asset Allocation Fund
            Van Kampen American Capital LIT - Domestic Income Fund
            Van Kampen American Capital LIT - Emerging Growth Fund
            Van Kampen American Capital LIT - Enterprise Fund
            Van Kampen American Capital LIT - Global Equity Fund
            Van Kampen American Capital LIT - Government Fund
            Van Kampen American Capital LIT - Money Market Fund
            Van Kampen American Capital LIT - Morgan Stanley Real Estate
                                              Securities Portfolio
                (formerly Van Kampen American Capital LIT - Real Estate
                 Securities Fund)

         At December 31, 1997, contract owners have invested in all of the above funds.

         The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
         Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 and 1995 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

         Contracts issued prior to April 16, 1990:
            Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

         Contracts issued on or after April 16, 1990:
            Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
            Purchase payments totalling $25,000 or more - $50/year

         For multiple payment contracts the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         The above charges are assessed against each contract by liquidating units.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines to 0% after the ninth year.

         For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, with certain exceptions, declining to 0% after the ninth year.

         The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3)  ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria; for contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations.

     The above charges are assessed through the daily unit value calculation.

(4)  DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans and policy charges, to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(7)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         -    Beginning unit value - Jan. 1

         -    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual funds.)

         -    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         -    Ending unit value - Dec. 31

         -    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I

                         NATIONWIDE VLI SEPARATE ACCOUNT

            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990
                          (POLICY YEARS 1 THROUGH 10)

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)


                                        Asset              Domestic             Emerging
                                      Allocation            Income               Growth               Enterprise
                                        Fund                 Fund                 Fund                  Fund
                                     ------------         ------------        ------------           ------------
1997
Beginning unit value - Jan. 1        $  24.272482            18.211426           13.467256              27.810473
                                     ------------         ------------        ------------           ------------

Reinvested capital gains
and dividends                            4.001033             1.610349             .000000               5.118148
                                     ------------         ------------        ------------           ------------

Unrealized gain (loss)                   1.265248              .546307            2.737897               3.375233
                                     ------------         ------------        ------------           ------------

Asset charges                            (.250946)            (.181143)           (.140555)              (.310828)
                                     ------------         ------------        ------------           ------------

Ending unit value - Dec. 31          $  29.287817            20.186939           16.064598              35.993026
                                     ------------         ------------        ------------           ------------

Percentage increase (decrease)
in unit value*(a)                              21%                  11%                 19%                    29%
                                     ============         ============        ============           ============


1996
Beginning unit value - Jan. 1        $  21.519909            17.235188           11.655608              22.498859
                                     ------------         ------------        ------------           ------------

Reinvested capital gains
and dividends                            3.456144             1.551321             .000000               3.050863
                                     ------------         ------------        ------------           ------------

Unrealized gain (loss)                   (.488445)            (.410339)           1.935098               2.501932
                                     ------------         ------------        ------------           ------------

Asset charges                            (.215126)            (.164744)           (.123450)              (.241181)
                                     ------------         ------------        ------------           ------------

Ending unit value - Dec. 31          $  24.272482            18.211426           13.467256              27.810473
                                     ------------         ------------        ------------           ------------

Percentage increase (decrease)
in unit value*(a)                              13%                   6%                 16%                    24%
                                     ============         ============        ============           ============

1995
Beginning unit value - Jan. 1        $  16.538427            14.336077           10.000000              16.580891
                                     ------------         ------------        ------------           ------------

Reinvested capital gains
and dividends                            2.418600             1.359225             .000000               3.004553
                                     ------------         ------------        ------------           ------------

Unrealized gain (loss)                   2.744315             1.690878            1.707069               3.100329
                                     ------------         ------------        ------------           ------------

Asset charges                            (.181433)            (.150992)           (.051461)              (.186914)
                                     ------------         ------------        ------------           ------------

Ending unit value - Dec. 31          $  21.519909            17.235188           11.655608              22.498859
                                     ------------         ------------        ------------           ------------

Percentage increase (decrease)
in unit value*(a)                              30%                  20%                 17%(b)                 36%
                                     ============         ============        ============           ============

                                        Global                                     Money            Real Estate
                                        Equity              Government             Market           Securities
                                        Fund                   Fund                 Fund             Portfolio
                                     ------------           ------------        ------------        ------------
1997
Beginning unit value - Jan. 1           11.864328              19.185493           16.307639           15.011508
                                     ------------           ------------        ------------        ------------

Reinvested capital gains
and dividends                            2.506526               1.231903             .822488            2.041009
                                     ------------           ------------        ------------        ------------

Unrealized gain (loss)                   (.630887)               .602372             .000000            1.163065
                                     ------------           ------------        ------------        ------------

Asset charges                            (.125164)              (.189646)           (.158002)           (.152960)
                                     ------------           ------------        ------------        ------------

Ending unit value - Dec. 31             13.614803              20.830122           16.972125           18.062622
                                     ------------           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*(a)                              15%                     9%                  4%                 20%
                                     ============           ============        ============        ============


1996
Beginning unit value - Jan. 1           10.262083              18.968390           15.695093           10.784280
                                     ------------           ------------        ------------        ------------

Reinvested capital gains
and dividends                             .358540               1.225305             .764922             .288822
                                     ------------           ------------        ------------        ------------

Unrealized gain (loss)                   1.350014               (.828963)            .000000            4.051625
                                     ------------           ------------        ------------        ------------

Asset charges                            (.106309)              (.179239)           (.152376)           (.113219)
                                     ------------           ------------        ------------        ------------

Ending unit value - Dec. 31             11.864328              19.185493           16.307639           15.011508
                                     ------------           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*(a)                              16%                     1%                  4%                 39%
                                     ============           ============        ============        ============

1995
Beginning unit value - Jan. 1           10.000000              16.344365           15.022875           10.000000
                                     ------------           ------------        ------------        ------------

Reinvested capital gains
and dividends                             .000000               1.217414             .817690             .092106
                                     ------------           ------------        ------------        ------------

Unrealized gain (loss)                    .309271               1.576618             .000000             .740132
                                     ------------           ------------        ------------        ------------

Asset charges                            (.047188)              (.170007)           (.145472)           (.047958)
                                     ------------           ------------        ------------        ------------

Ending unit value - Dec. 31             10.262083              18.968390           15.695093           10.784280
                                     ------------           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*(a)                               3%(b)                 16%                  4%                  8%(b)
                                     ============           ============        ============        ============


*        An annualized rate of return cannot be determined as:

         (a)      Asset charges do not include the policy charges discussed in note 2; and

         (b) This investment option was not utilized for the entire year indicated.

                        NATIONWIDE VLI SEPARATE ACCOUNT

            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                        (POLICY YEARS 11 AND THEREAFTER)

                       SCHEDULES OF CHANGES IN UNIT VALUE

                     YEARS ENDED DECEMBER 31, 1997 AND 1996

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)




                                        Asset              Domestic            Emerging                                  Global
                                      Allocation            Income              Growth             Enterprise            Equity
                                        Fund                 Fund                Fund                Fund                 Fund
                                     ------------         ------------        ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  24.345677            18.266338           13.507925           27.894373           11.900110
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            4.028773             1.622049             .000000            5.154574            2.524570
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   1.266844              .546552            2.752212            3.379811            (.641040)
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.132783)            (.095839)           (.074370)           (.164472)           (.066233)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  29.508511            20.339100           16.185767           36.264286           13.717407
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 21%                  11%                 20%                 30%                 15%
                                     ============         ============        ============        ============        ============


1996
Beginning unit value - Jan. 1        $  21.519909            17.235188           11.655608           22.498859           10.262083
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            3.464578             1.555582             .000000            3.057101             .359541
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   (.492537)            (.411984)           1.935344            2.501147            1.350463
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.146273)            (.112448)           (.083027)           (.162734)           (.071977)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  24.345677            18.266338           13.507925           27.894373           11.900110
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 13%                   6%                 16%                 24%                 16%
                                     ============         ============        ============        ============        ============

                                                                  Money            Real Estate
                                            Government            Market           Securities
                                              Fund                 Fund             Portfolio
                                           ------------        ------------        ------------
1997
Beginning unit value - Jan. 1                 19.243796           16.356824           15.056707
                                           ------------        ------------        ------------

Reinvested capital gains
and dividends                                  1.238209             .826847            2.055828
                                           ------------        ------------        ------------

Unrealized gain (loss)                          .606462             .000000            1.167058
                                           ------------        ------------        ------------

Asset charges                                  (.100123)           (.083594)           (.080930)
                                           ------------        ------------        ------------

Ending unit value - Dec. 31                   20.988344           17.100077           18.198663
                                           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                        9%                  5%                 21%
                                           ============        ============        ============


1996
Beginning unit value - Jan. 1                 18.968390           15.695093           10.784280
                                           ------------        ------------        ------------

Reinvested capital gains
and dividends                                  1.226436             .765692             .289605
                                           ------------        ------------        ------------

Unrealized gain (loss)                         (.828621)            .000000            4.058907
                                           ------------        ------------        ------------

Asset charges                                  (.122409)           (.103961)           (.076085)
                                           ------------        ------------        ------------

Ending unit value - Dec. 31                   19.243796           16.356824           15.056707
                                           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                        1%                  4%                 40%
                                           ============        ============        ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

                        NATIONWIDE VLI SEPARATE ACCOUNT

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)


                                         Asset               Domestic           Emerging                                Global
                                       Allocation            Income             Growth             Enterprise           Equity
                                         Fund                 Fund               Fund                Fund                Fund
                                     ------------         ------------        ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  20.858239            18.004549           13.396950           26.183349           11.802380
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            3.427827             1.586829             .000000            4.803438            2.485382
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   1.088735              .541166            2.718959            3.181817            (.621245)
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.294576)            (.244628)           (.190987)           (.399721)           (.170094)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  25.080225            19.887916           15.924922           33.768883           13.496423
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 20%                  10%                 19%                 29%                 14%
                                     ============         ============        ============        ============        ============


1996
Beginning unit value - Jan. 1        $  18.558022            17.099466           11.635640           21.257132           10.244489
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            2.971435             1.534027             .000000            2.874772             .356729
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   (.417798)            (.405672)           1.929643            2.362697            1.346140
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.253420)            (.223272)           (.168333)           (.311252)           (.144978)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  20.858239            18.004549           13.396950           26.183349           11.802380
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 12%                   5%                 15%                 23%                 15%
                                     ============         ============        ============        ============        ============


1995
Beginning unit value - Jan. 1        $  14.311997            14.272889                  **           15.720497                  **
                                     ------------         ------------                             ------------

Reinvested capital gains
and dividends                            2.086061             1.348751                                2.839638
                                     ------------         ------------                             ------------

Unrealized gain (loss)                   2.374431             1.683177                                2.939071
                                     ------------         ------------                             ------------

Asset charges                            (.214467)            (.205351)                               (.242074)
                                     ------------         ------------                             ------------

Ending unit value - Dec. 31          $  18.558022            17.099466                               21.257132
                                     ------------         ------------                             ------------

Percentage increase (decrease)
in unit value*                                 30%                  20%                                     35%
                                     ============         ============                            ============


                                                                  Money             Real Estate
                                           Government            Market             Securities
                                              Fund                Fund              Portfolio
                                           ------------        ------------        ------------
1997
Beginning unit value - Jan. 1                 14.546815           12.061110           14.933196
                                           ------------        ------------        ------------

Reinvested capital gains
and dividends                                   .932504             .607223            2.023697
                                           ------------        ------------        ------------

Unrealized gain (loss)                          .455416             .000000            1.156620
                                           ------------        ------------        ------------

Asset charges                                  (.196740)           (.159624)           (.207854)
                                           ------------        ------------        ------------

Ending unit value - Dec. 31                   15.737995           12.508709           17.905659
                                           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                        8%                  4%                 20%
                                           ============        ============        ============


1996
Beginning unit value - Jan. 1                 14.433482           11.648994                  **
                                           ------------        ------------

Reinvested capital gains
and dividends                                   .930855             .566598
                                           ------------        ------------

Unrealized gain (loss)                         (.630892)            .000000
                                           ------------        ------------

Asset charges                                  (.186630)           (.154482)
                                           ------------        ------------

Ending unit value - Dec. 31                   14.546815           12.061110
                                           ------------

Percentage increase (decrease)
in unit value*                                        1%                  4%
                                           ============         ===========


1995
Beginning unit value - Jan. 1                 12.480782           11.189053                  **
                                            ------------        ------------

Reinvested capital gains
and dividends                                   .928076             .607952
                                            ------------        ------------

Unrealized gain (loss)                         1.202259             .000000
                                            ------------        ------------

Asset charges                                  (.177635)           (.148011)
                                            ------------        ------------

Ending unit value - Dec. 31                   14.433482           11.648994
                                            ------------        ------------

Percentage increase (decrease)
in unit value*                                       16%                  4%
                                           ============        ============

* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

** This investment option was not being utilized or was not available.

                        NATIONWIDE VLI SEPARATE ACCOUNT

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)




                                        ASSET
                                      ALLOCATION           ENTERPRISE
                                         FUND                 FUND
                                     ------------         ------------
1997**
   Beginning unit value - Jan  1     $  18.790954            22.452797
                                     ------------         ------------

   Reinvested capital gains
     and dividends                       3.101494             4.137761
                                     ------------         ------------

   Unrealized gain (loss)                 .978939             2.723484
                                     ------------         ------------

   Asset charges                         (.163721)            (.211480)
                                     ------------         ------------

   Ending unit value - Dec. 31       $  22.707666            29.102562
                                     ------------         ------------

   Percentage increase (decrease)
     in unit value*                            21%                  30%
                                     ============         ============


1996
   Beginning unit value - Jan  1     $  16.634918            18.137100
                                     ------------         ------------

   Reinvested capital gains
     and dividends                       2.675077             2.462233
                                     ------------         ------------

   Unrealized gain (loss)                (.378897)            2.017312
                                     ------------         ------------

   Asset charges                         (.140144)            (.163848)
                                     ------------         ------------

   Ending unit value - Dec. 31       $  18.790954            22.452797
                                     ------------         ------------

   Percentage increase (decrease)
     in unit value*                            13%                  24%
                                     ============         ============


1995
   Beginning unit value - Jan  1     $  12.765144            13.346462
                                     ------------         ------------

   Reinvested capital gains
     and dividends                       1.869449             2.421740
                                     ------------         ------------

   Unrealized gain (loss)                2.118344             2.495698
                                     ------------         ------------

   Asset charges                         (.118019)            (.126800)
                                     ------------         ------------

   Ending unit value - Dec. 31       $  16.634918            18.137100
                                     ------------         ------------

   Percentage increase (decrease)
     in unit value*                            30%                  36%
                                     ============         ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

** No other investment options were being utilized.

See note 7.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                            (in millions of dollars)


                                                                                                   December 31,
                                                                                        -----------------------------------
                                        ASSETS                                                1997               1996
                                        ------
                                                                                        -----------------   ---------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                               $13,204.1           $12,304.6
    Equity securities                                                                            80.4                59.1
  Mortgage loans on real estate, net                                                          5,181.6             5,272.1
  Real estate, net                                                                              311.4               265.8
  Policy loans                                                                                  415.3               371.8
  Other long-term investments                                                                    25.2                28.7
  Short-term investments                                                                        358.4                 4.8
                                                                                           ----------           ---------
                                                                                             19,576.4            18,306.9
                                                                                           ----------           ---------

Cash                                                                                            175.6                43.8
Accrued investment income                                                                       210.5               210.2
Deferred policy acquisition costs                                                             1,665.4             1,366.5
Investment in subsidiaries classified as discontinued operations                                  -                 485.7
Other assets                                                                                    438.4               426.5
Assets held in Separate Accounts                                                             37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========

                         LIABILITIES AND SHAREHOLDER'S EQUITY
                         ------------------------------------

Future policy benefits and claims                                                           $18,702.8           $17,600.6
Other liabilities                                                                               885.6             1,101.1
Liabilities related to Separate Accounts                                                     37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                             57,312.8            45,628.4
                                                                                           ----------           ---------

Commitments and contingencies (notes 7 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    914.7               527.9
  Retained earnings                                                                           1,312.3             1,432.6
  Unrealized gains on securities available-for-sale, net                                        247.1               173.6
                                                                                           ----------           ---------
                                                                                              2,477.9             2,137.9
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========



See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                            (in millions of dollars)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  1997            1996           1995
                                                                              -------------   -------------  --------------

Revenues:
  Investment product and universal life insurance product policy charges       $   545.2       $   400.9      $   286.6
  Traditional life insurance premiums                                              205.4           198.6          199.1
  Net investment income                                                          1,409.2         1,357.8        1,294.0
  Realized gains (losses) on investments                                            11.1            (0.3)          (1.7)
  Other                                                                             46.5            35.9           20.7
                                                                              ----------      ----------     ----------
                                                                                 2,217.4         1,992.9        1,798.7
                                                                              ----------      ----------     ----------
Benefits and expenses:
  Interest credited to policyholder account balances                             1,016.6           982.3          950.3
  Other benefits and claims                                                        178.2           178.3          165.2
  Policyholder dividends on participating policies                                  40.6            41.0           39.9
  Amortization of deferred policy acquisition costs                                167.2           133.4           82.7
  Other operating expenses                                                         384.9           342.4          273.0
                                                                              ----------      ----------     ----------
                                                                                 1,787.5         1,677.4        1,511.1
                                                                              ----------      ----------     ----------

    Income from continuing operations before federal income tax expense            429.9           315.5          287.6

Federal income tax expense                                                         150.2           110.9           99.8
                                                                              ----------      ----------     ----------

    Income from continuing operations                                              279.7           204.6          187.8

Income from discontinued operations (less federal income tax expense
  of $4.5 and $7.4 in 1996 and 1995, respectively)                                   -              11.3           24.7
                                                                              ----------      ----------     ----------

    Net income                                                                 $   279.7       $   215.9      $   212.5
                                                                              ==========      ==========     ==========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                            (in millions of dollars)


                                                                                          Unrealized
                                                                                            gains
                                                                                           (losses)
                                                           Additional                   on securities       Total
                                                Common       paid-in       Retained       available-    shareholder's
                                                 stock       capital       earnings     for-sale, net       equity
                                              ----------- ------------- -------------- ---------------- -------------
December 31, 1994                                 $3.8       $ 606.2       $1,378.2         $(119.7)       $1,868.5

  Capital contribution                             -            51.0            -              (4.1)           46.9
  Net income                                       -             -            212.5             -             212.5
  Dividends to shareholder                         -             -             (7.5)            -              (7.5)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -             508.1           508.1
                                              --------      --------       --------        --------       ---------
December 31, 1995                                  3.8         657.2        1,583.2           384.3          2628.5

  Net income                                       -             -            215.9             -             215.9
  Dividends to shareholder                         -          (129.3)        (366.5)          (39.8)         (535.6)
  Unrealized losses on securities available-
    for-sale, net                                  -             -              -            (170.9)         (170.9)
                                              --------      --------       --------        --------       ---------
December 31, 1996                                  3.8         527.9        1,432.6           173.6         2,137.9

  Capital contribution                             -           836.8            -               -             836.8
  Net income                                       -             -            279.7             -             279.7
  Dividends to shareholder                         -          (450.0)        (400.0)            -            (850.0)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -              73.5            73.5
                                              --------      --------       --------        --------       ---------
December 31, 1997                                 $3.8       $ 914.7       $1,312.3         $ 247.1        $2,477.9
                                              ========      ========       ========        ========       =========




See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                            (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     1997           1996            1995
                                                                                ------------------------------ ---------------

Cash flows from operating activities:
  Net income                                                                     $    279.7      $   215.9       $   212.5
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,016.6          982.3           950.3
      Capitalization of deferred policy acquisition costs                            (487.9)        (422.6)         (321.3)
      Amortization of deferred policy acquisition costs                               167.2          133.4            82.7
      Amortization and depreciation                                                    (2.0)           7.0            10.2
      Realized (gains) losses on invested assets, net                                 (11.1)          (0.3)            3.3
      (Increase) decrease in accrued investment income                                 (0.3)           2.8           (16.9)
      (Increase) decrease in other assets                                             (12.7)         (38.9)           39.9
      (Decrease) increase in policy liabilities                                       (23.1)        (151.0)          123.9
      Increase in other liabilities                                                   230.6          191.4            27.0
      Other, net                                                                      (10.9)         (61.7)            1.8
                                                                                -----------      ---------        --------
        Net cash provided by operating activities                                   1,146.1          858.3         1,113.4
                                                                                -----------      ---------        --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                             993.4        1,162.8           634.6
  Proceeds from sale of securities available-for-sale                                 574.5          299.6           107.3
  Proceeds from maturity of fixed maturity securities held-to-maturity                  -              -             564.4
  Proceeds from repayments of mortgage loans on real estate                           437.3          309.0           207.8
  Proceeds from sale of real estate                                                    34.8           18.5            48.3
  Proceeds from repayments of policy loans and sale of other invested assets           22.7           22.8            53.6
  Cost of securities available-for-sale acquired                                   (2,828.1)      (1,573.6)       (1,942.4)
  Cost of fixed maturity securities held-to-maturity acquired                           -              -            (593.6)
  Cost of mortgage loans on real estate acquired                                     (752.2)        (972.8)         (796.0)
  Cost of real estate acquired                                                        (24.9)          (7.9)          (10.9)
  Policy loans issued and other invested assets acquired                              (62.5)         (57.7)          (75.9)
  Short-term investments, net                                                        (354.8)          28.0            77.8
                                                                                -----------      ---------        --------
        Net cash used in investing activities                                      (1,959.8)        (771.3)       (1,725.0)
                                                                                -----------      ---------        --------

Cash flows from financing activities:
  Proceeds from capital contributions                                                 836.8            -               -
  Cash dividends paid                                                                   -            (50.0)           (7.5)
  Increase in investment product and universal life insurance
    product account balances                                                        2,488.5        1,781.8         1,883.7
  Decrease in investment product and universal life insurance
    product account balances                                                       (2,379.8)      (1,784.5)       (1,258.7)
                                                                                -----------      ---------        --------
        Net cash provided by (used in) financing activities                           945.5          (52.7)          617.5
                                                                                -----------      ---------        --------
Net increase in cash                                                                  131.8           34.3             5.9

Cash, beginning of year                                                                43.8            9.5             3.6
                                                                                -----------      ---------        --------

Cash, end of year                                                                $    175.6      $    43.8       $     9.5
                                                                                ===========      =========       =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1997, 1996 and 1995


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 11 and 15. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in subsidiaries classified as discontinued operations" in the accompanying consolidated balance sheets and "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $365.5 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 4.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 50% in 1997 (52% in 1996 and 54% in 1995) of the Company's life insurance in force, 77% in 1997 (78% in 1996 and 79% in 1995) of the number of life insurance policies in force, and 27% in 1997 (40% in 1996 and 47% in 1995) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 11 and 15.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 130 - REPORTING COMPREHENSIVE INCOME was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (k)  RECLASSIFICATION

              Certain items in the 1996 and 1995 consolidated financial statements have been reclassified to conform to the 1997 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                 cost           gains        losses       fair value
                                                                 --------------  ------------  -------------  ------------
             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     305.1    $     8.6      $    -        $     313.7
                 Obligations of states and political subdivisions          1.6          -             -                1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,800.7    $   498.3      $  (14.5)     $  13,284.5
                                                                  ============    =========     =========      ===========

             December 31, 1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     275.7    $     4.8      $   (1.3)     $     279.2
                 Obligations of states and political subdivisions          6.2          0.5           -                6.7
                 Debt securities issued by foreign governments           100.7          2.1          (0.9)           101.9
                 Corporate securities                                  7,999.3        285.9         (33.7)         8,251.5
                 Mortgage-backed securities                            3,589.0         91.4         (15.1)         3,665.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  11,970.9        384.7         (51.0)        12,304.6
               Equity securities                                          43.9         15.6          (0.4)            59.1
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,014.8    $   400.3      $  (51.4)     $  12,363.7
                                                                  ============    =========     =========      ===========


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                 Amortized        Estimated
             (in millions of dollars)                                               cost          fair value
                                                                              --------------      ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                            $     419.2      $     422.1
               Due after one year through five years                                  4,573.5          4,708.4
               Due after five years through ten years                                 2,772.6          2,879.7
               Due after ten years                                                    1,333.4          1,443.6
                                                                                  -----------      -----------
                                                                                      9,098.7          9,453.8
             Mortgage-backed securities                                               3,634.2          3,750.3
                                                                                  -----------      -----------
                                                                                  $  12,732.9      $  13,204.1
                                                                                  ===========      ===========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions of dollars)                                                1997          1996
                                                                                 -----------     ----------
             Gross unrealized gains                                                 $ 483.8        $349.0
             Adjustment to deferred policy acquisition costs                         (103.7)        (81.9)
             Deferred federal income tax                                             (133.0)        (93.5)
                                                                                   --------       -------
                                                                                    $ 247.1        $173.6
                                                                                   ========       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:


             (in millions of dollars)                                         1997          1996           1995
                                                                          -----------   -------------   -----------
             Securities available-for-sale:
               Fixed maturity securities                                      $137.5       $(289.2)       $876.3
               Equity securities                                                (2.7)          8.9           -
             Fixed maturity securities held-to-maturity                          -             -            75.6
                                                                             -------       -------       -------
                                                                              $134.8       $(280.3)      $ 951.9
                                                                             =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $574.5 million, $299.6 million and $107.3 million, respectively. During 1997, gross gains of $9.9 million ($6.6 million and $4.8 million in 1996 and 1995, respectively) and gross losses of $18.0 million ($6.9 million and $2.1 million in 1996 and 1995, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25.4 million to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3.5 million.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995, the Company transferred nearly all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3.32 billion, resulting in a gross unrealized gain of $155.9 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million ($51.8 million as of December 31, 1996), which includes $3.9 million ($41.7 million as of December 31, 1996) of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million ($8.5 million as of December 31, 1996) and $16.0 million ($10.1 million as of December 31,
         1996) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $31.8 million ($39.7 million in 1996) and interest income recognized on those loans was $1.0 million ($2.1 million in 1996), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                               1997          1996
                                                                                ------------- -------------
             Allowance, beginning of year                                            $51.0         $49.1
               (Reductions) additions charged to operations                           (1.2)          4.5
               Direct write-downs charged against the allowance                       (7.3)         (2.6)
                                                                                    ------        ------
             Allowance, end of year                                                  $42.5         $51.0
                                                                                    ======        ======

         Real estate is presented at cost less accumulated depreciation of $45.1 million as of December 31, 1997 ($30.3 million as of December 31, 1996) and valuation allowances of $11.1 million as of December 31, 1997 ($15.2 million as of December 31, 1996).

         Investments that were non-income producing for the twelve month period preceding December 31, 1997 amounted to $19.4 million ($26.8 million for 1996) and consisted of $3.0 million ($0.2 million in 1996) in securities available-for-sale, $16.4 million ($20.6 million in 1996) in real estate and none ($5.9 million in 1996) in other long-term investments.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1997             1996           1995
                                                                        -----------      ---------      ---------
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  911.6        $  917.1       $  685.8
                 Equity securities                                             0.8             1.3            1.3
               Fixed maturity securities held-to-maturity                      -               -            201.8
               Mortgage loans on real estate                                 457.7           432.8          395.5
               Real estate                                                    42.9            44.3           38.3
               Short-term investments                                         22.7             4.2           10.6
               Other                                                          21.0             4.0            7.2
                                                                          --------        --------       --------
                   Total investment income                                 1,456.7         1,403.7        1,340.5
             Less investment expenses                                         47.5            45.9           46.5
                                                                          --------        --------       --------
                   Net investment income                                  $1,409.2        $1,357.8       $1,294.0
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                       1997            1996           1995
                                                                         ---------       ---------       --------
             Securities available-for-sale:
               Fixed maturity securities                                    $ 3.6           $(3.5)         $ 4.2
               Equity securities                                              2.7             3.2            3.4
             Mortgage loans on real estate                                    1.6            (4.1)          (7.1)
             Real estate and other                                            3.2             4.1           (2.2)
                                                                           ------          ------         ------
                                                                            $11.1           $(0.3)         $(1.7)
                                                                           ======          ======         ======

         Fixed maturity securities with an amortized cost of $6.2 million as of December 31, 1997 and 1996 were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for investment contracts represents approximately 86% and 87% of the total liability for future policy benefits as of December 31, 1997 and 1996, respectively. The average interest rate credited on investment product policies was approximately 6.1%, 6.3% and 6.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              INTEREST RATES: Interest rates vary by issue year and were 6.9% and 6.6% in 1997 and 1996, respectively. Interest rates have generally ranged from 6.0% to 10.5% for previous issue years.

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $220.2 million and $240.5 million as of December 31, 1997 and 1996, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 11. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.


(5)      FEDERAL INCOME TAX

         The Company's current federal income tax liability was $60.1 million and $30.2 million as of December 31, 1997 and 1996, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows:

             (in millions of dollars)                                        1997            1996
                                                                          ----------      ----------
             Deferred tax assets:
               Future policy benefits                                       $200.1          $183.0
               Liabilities in Separate Accounts                              242.0           188.4
               Mortgage loans on real estate and real estate                  19.0            23.4
               Other assets and other liabilities                             59.2            53.7
                                                                           -------          ------
                 Total gross deferred tax assets                             520.3           448.5
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                           -------          ------
                 Net deferred tax assets                                     513.3           441.5
                                                                           -------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             480.5           399.3
               Fixed maturity securities                                     193.3           133.2
               Deferred tax on realized investment gains                      40.1            37.6
               Equity securities and other long-term investments               7.5             8.2
               Other                                                          22.2            25.4
                                                                           -------          ------
                 Total gross deferred tax liabilities                        743.6           603.7
                                                                           -------          ------
                 Net deferred tax liability                                 $230.3          $162.2
                                                                           =======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1997, 1996 and 1995.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1997            1996            1995
                                                                   ---------       ---------       ---------
           Currently payable                                         $121.7          $116.5           $88.7
           Deferred tax expense (benefit)                              28.5            (5.6)           11.1
                                                                     ------          ------          ------
                                                                     $150.2          $110.9           $99.8
                                                                     ======          ======          ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           1997                     1996                     1995
                                                   ----------------------   ----------------------   ----------------------
         (in millions of dollars)                     Amount        %          Amount        %          Amount        %
                                                   ----------------------   ------------- --------   ------------- --------
         Computed (expected) tax expense               $150.5      35.0         $110.4      35.0         $100.6      35.0
         Tax exempt interest and dividends
           received deduction                             -         0.0           (0.2)     (0.1)           -         0.0
         Other, net                                      (0.3)     (0.1)           0.7       0.3           (0.8)     (0.3)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $150.2      34.9         $110.9      35.2         $ 99.8      34.7
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $91.8 million, $115.8 million and $51.8 million during the years ended December 31, 1997, 1996 and 1995, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(6)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 13.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                         1997                              1996
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------

               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $13,204.1      $13,204.1         $12,304.6       $12,304.6
                     Equity securities                               80.4           80.4              59.1            59.1
                   Mortgage loans on real estate, net             5,181.6        5,509.7           5,272.1         5,397.9
                   Policy loans                                     415.3          415.3             371.8           371.8
                   Short-term investments                           358.4          358.4               4.8             4.8
                 Cash                                               175.6          175.6              43.8            43.8
                 Assets held in Separate Accounts                37,724.4       37,724.4          26,926.7        26,926.7

               Liabilities:
                 Investment contracts                            14,708.2       14,322.1          13,914.4        13,484.5
                 Policy reserves on life insurance contracts      3,345.4        3,182.4           3,392.8         3,197.5
                 Liabilities related to Separate Accounts        37,724.4       36,747.0          26,926.7        26,164.2




(7)      RISK DISCLOSURES

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduce demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $341.4 million extending into 1998 were outstanding as of December 31, 1997. The Company also had $63.9 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1997.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 20% (21% in 1996) in any geographic area and no more than 2% (2% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997, 46% (44% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1997 and 1996. See note 4.

(8)      PENSION PLAN

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $7.5 million, $7.4 million and $10.5 million, respectively.

         The Company had no net accrued pension expense as of December 31, 1997 ($1.1 million as of December 31, 1996).

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

              (in millions of dollars)                                   1997             1996              1995
                                                                     -----------      -----------       -----------

              Service cost (benefits earned during the period)        $   77.3         $   75.5          $   64.5
              Interest cost on projected benefit obligation              118.6            105.5              95.3
              Actual return on plan assets                              (328.0)          (210.6)           (249.3)
              Net amortization and deferral                              196.4            101.8             143.4
                                                                      --------         --------          --------
                                                                      $   64.3         $   72.2          $   53.9
                                                                      ========         ========          ========

         Basis for measurements, net periodic pension cost:


                                                                        1997             1996              1995
                                                                    -----------      -----------       -----------

              Weighted average discount rate                           6.50%            6.00%             7.50%
              Rate of increase in future compensation levels           4.75%            4.25%             6.25%
              Expected long-term rate of return on plan assets         7.25%            6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

              (in millions of dollars)                                           1997              1996
                                                                             -----------       -----------
              Accumulated benefit obligation:
                Vested                                                         $1,547.5          $1,338.6
                Nonvested                                                          13.5              11.1
                                                                               --------         ---------
                                                                               $1,561.0          $1,349.7
                                                                               ========         =========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date     $2,033.8          $1,847.8
                Plan assets at fair value                                       2,212.9           1,947.9
                                                                              ---------         ---------
                  Plan assets in excess of projected benefit obligation           179.1             100.1
                Unrecognized prior service cost                                    34.7              37.9
                Unrecognized net gains                                           (330.7)           (202.0)
                Unrecognized net asset at transition                               33.3              37.2
                                                                              ---------         ---------
                                                                              $   (83.6)        $   (26.8)
                                                                              =========         =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Basis for measurements, funded status of plan:

                                                                                1997              1996
                                                                             -----------       -----------

              Weighted average discount rate                                   6.00%             6.50%
              Rate of increase in future compensation levels                   4.25%             4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

(9)      POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $36.5 million and $34.9 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $3.0 million, $3.3 million and $3.1 million, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:


             (in millions of dollars)                                                         1997             1996
                                                                                          -----------       -----------
             Accrued postretirement benefit expense:
               Retirees                                                                    $   93.3          $   93.0
               Fully eligible, active plan participants                                        31.6              23.7
               Other active plan participants                                                 113.0              84.0
                                                                                           --------          --------
                 Accumulated postretirement benefit obligation                                237.9             200.7
               Plan assets at fair value                                                       69.2              63.0
                                                                                           --------          --------
                 Plan assets less than accumulated postretirement benefit obligation         (168.7)           (137.7)
               Unrecognized transition obligation of affiliates                                 1.5               1.7
               Unrecognized net losses (gains)                                                  1.6             (23.2)
                                                                                           --------          --------
                                                                                            $(165.6)          $(159.2)
                                                                                           ========          ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

             (in millions of dollars)                            1997          1996          1995
                                                              -----------   ------------  ------------
             Service cost (benefits attributed to employee
               service during the year)                          $  7.0        $  6.5        $  6.2
             Interest cost on accumulated postretirement
               benefit obligation                                  14.0          13.7          14.2
             Actual return on plan assets                          (3.6)         (4.3)         (2.7)
             Amortization of unrecognized transition
               obligation of affiliates                             0.2           0.2           3.0
             Net amortization and deferral                         (0.5)          1.8          (1.6)
                                                                -------        ------        ------
                                                                  $17.1         $17.9         $19.1
                                                                =======        ======        ======

         Actuarial assumptions used for the measurement of the APBO and the NPPBC for 1997, 1996 and 1995 were as follows:

                                                                 1997          1996          1995
                                                              -----------   -----------   -----------
             APBO:
               Discount rate                                  6.70%         7.25%         6.75%
               Assumed health care cost trend rate:
                 Initial rate                                12.13%        11.00%        11.00%
                 Ultimate rate                                6.12%         6.00%         6.00%
                 Uniform declining period                   12 Years      12 Years      12 Years

             NPPBC:
               Discount rate                                  7.25%         6.65%         8.00%
               Long term rate of return on plan
                 assets, net of tax                           5.89%         4.80%         8.00%
               Assumed health care cost trend rate:
                 Initial rate                                11.00%        11.00%        10.00%
                 Ultimate rate                                6.00%         6.00%         6.00%
                 Uniform declining period                    12 Years      12 Years      12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $0.4 million and have no impact on the NPPBC for the year ended December 31, 1997.

(10) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The statutory capital and surplus of NLIC as of December 31, 1997, 1996 and 1995 was $1.13 billion, $1.00 billion and $1.36 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1997, 1996 and 1995 was $111.7 million, $73.2 million and $86.5 million, respectively.

         As a result of the $850.0 million dividend paid on February 24, 1997, any dividend paid by NLIC during the twelve-month period immediately following the $850.0 million dividend would be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval. The Company has no reason to believe that any reasonably foreseeable dividend to be paid by NLIC would not receive the required approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     TRANSACTIONS WITH AFFILIATES

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $8.4 million, $9.1 million and $9.0 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $85.8 million, $101.6 million and $107.1 million in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $20.5 million and $15.1 million as of December 31, 1997 and 1996, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1997 and 1996 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1997 and 1996 were:


                                                                   1997                          1996
                                                        ----------------------------  ----------------------------
             (in millions of dollars)                       NMIC          ELICW           NMIC          ELICW
                                                        -------------- -------------  ----------------------------
             Premiums                                       $ 91.4         $199.8         $ 97.3        $224.2
             Net investment income and other revenue        $ 10.7         $ 13.4         $ 10.9        $ 14.8
             Benefits, claims and other expenses            $100.7         $225.9         $100.5        $246.6


         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $211.0 million and $4.8 million as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46.9 million. As discussed in note 15, WCLIC is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1997 were $66.1 million, $76.9 million and $57.3 million, respectively.

(12)     BANK LINES OF CREDIT

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     CONTINGENCIES

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(14)     SEGMENT INFORMATION

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses and investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         The following table summarizes revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

              (in millions of dollars)                                         1997               1996             1995
                                                                           -------------      ------------     ------------
              Revenues:
                  Variable Annuities                                         $    404.0        $    284.6       $    189.1
                  Fixed Annuities                                               1,141.4           1,092.6          1,052.0
                  Life Insurance                                                  473.1             435.6            409.1
                  Corporate and Other                                             198.9             180.1            148.5
                                                                            -----------        ----------       ----------
                                                                             $  2,217.4        $  1,992.9       $  1,798.7
                                                                            ===========        ==========       ==========

              Income from continuing operations before federal income tax expense:
                  Variable Annuities                                         $    150.9        $     90.3       $     50.8
                  Fixed Annuities                                                 169.5             135.4            137.0
                  Life Insurance                                                   70.9              67.2             67.6
                  Corporate and Other                                              38.6              22.6             32.2
                                                                            -----------        ----------       ----------
                                                                             $    429.9        $    315.5       $    287.6
                                                                            ===========        ==========       ==========

              Assets:
                  Variable Annuities                                         $ 35,278.7        $ 25,069.7       $ 17,333.0
                  Fixed Annuities                                              14,436.3          13,994.7         13,250.4
                  Life Insurance                                                3,901.4           3,353.3          3,027.4
                  Corporate and Other                                           6,174.3           5,348.6          4,896.8
                                                                            -----------        ----------       ----------
                                                                             $ 59,790.7        $ 47,766.3       $ 38,507.6
                                                                            ===========        ==========       ==========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(15)     DISCONTINUED OPERATIONS

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 11 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1997, 1996 and 1995 is as follows:


             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- ------------

             Revenues                                                             $    -         $   668.9     $   776.9
             Net income                                                           $    -         $    11.3     $    24.7

         A summary of the assets and liabilities of discontinued operations as of December 31, 1997, 1996 and 1995 is as follows:

             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- -------------

             Assets, consisting primarily of investments                            $247.3        $3,288.5      $3,206.7
             Liabilities, consisting primarily of policy benefits and claims        $247.3        $2,802.8      $2,700.0

PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment No. 8 to Form S-6 Registration Statement comprises the following papers and documents:


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 88 pages.


Representations and Undertakings.

Accountants' Consent.

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:



1.     Power of Attorney dated April 1, 1998                  Attached hereto.


2.     Resolution of the Depositor's Board of Directors       Included with the Registration Statement on Form N-8B-2 for
       authorizing the establishment of the Registrant,       the Nationwide VLI Separate Account (File No. 811-4399), and
       adopted                                                hereby incorporated herein by reference.

3.     Distribution Contracts                                 Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399), and
                                                              hereby incorporated herein by reference.

4.     Form of Security                                       Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399), and
                                                              hereby incorporated herein by reference.

5.     Articles of Incorporation of Depositor                 Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

6.     Application form of Security                           Included with the  Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),  and
                                                              hereby incorporated herein by reference.

7.     Opinion of Counsel                                     Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399), and
                                                              hereby incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:


(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(I)(13)(i)(A) under the 1940 Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the 1940 Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the SEC on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the SEC on request a memorandum setting forth the basis for this representation.


(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.


(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(f) The fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account:



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.








                                                           KPMG Peat Marwick LLP




Columbus, Ohio
April 29, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 8 and has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 29th day of April 1998.


                                       NATIONWIDE VLI SEPARATE ACCOUNT
                                                 (Registrant)
(Seal)                                NATIONWIDE LIFE INSURANCE COMPANY
Attest:                                             (Sponsor)


W. SIDNEY DRUEN              By:               JOSEPH P. RATH
-------------------------        ----------------------------------------------
W. Sidney Druen                                 Joseph P. Rath
Assistant Secretary              Vice President- Product and Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities indicated on the 29th day of April, 1998.


                SIGNATURE                                       TITLE

LEWIS J. ALPHIN                                                  Director
-------------------------------------------------
Lewis J. Alphin

A. I. BELL                                                       Director
-------------------------------------------------
A. I. Bell

KEITH W. ECKEL                                                   Director
-------------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                 Director
-------------------------------------------------
Willard J. Engel

FRED C. FINNEY                                                   Director
-------------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                        Director
-------------------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                                  President/Chief
-------------------------------------------------       Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                    Chairman and Chief Executive Officer-
-------------------------------------------------  Nationwide Insurance Enterprise and Director
Dimon R. McFerson

DAVID O. MILLER                                       Chairman of the Board and Director
-------------------------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                               Director
-------------------------------------------------
Yvonne L. Montgomery                                               Director

C. RAY NOECKER                                                     Director
-------------------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                           Executive Vice President-
-------------------------------------------------          Chief Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                                                 Director                      By /s/JOSEPH P. RATH
-------------------------------------------------                                       ----------------------------
James F. Patterson                                                                                 Joseph P. Rath
                                                                                                   Attorney-in-Fact
ARDEN L. SHISLER                                                   Director
-------------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
-------------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
-------------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                                    Director
-------------------------------------------------
Harold W. Weihl